EX. 10.3

                     AMENDED AND RESTATED MORTGAGE AGREEMENT



                           Dated: As of March 1, 1999

                                     Made By

                    TOWER REALTY OPERATING PARTNERSHIP, L.P.
                                  ("Mortgagor")

                                 - in favor of -

                  FLEET NATIONAL BANK, as administrative agent
                                  ("Mortgagee")



                              LOCATION OF PREMISES
                              --------------------

                       Street Address: 810 Seventh Avenue
                            City or Town of: New York
                               County of: New York
                               State of: New York
                                   Block: 1024
                                     Lot: 38
                           Air Rights Lots: 29 and 131


                       After recording, please return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022
                       Attention: Martha Feltenstein, Esq.

                      [THIS INSTRUMENT WAS PREPARED BY THE
                              ABOVE-NAMED ATTORNEY]


                                TABLE OF CONTENTS
                                -----------------


Section                                                                                 Page
-------                                                                                 ----

    SECTION 1.    Defined Terms...........................................................7

    SECTION 2.    Payment of and Performance of Obligations..............................11

    SECTION 3.    Representation of Title, Permitted Liens...............................12

    SECTION 4.    Maintenance, Repair, Alterations, Etc..................................12

    SECTION 5.    Liens..................................................................14

    SECTION 6.    Taxes..................................................................14

    SECTION 7.    Change in Tax Laws.....................................................16

    SECTION 8.    Insurance Coverage.....................................................16

    SECTION 9.    Insurance Policies.....................................................18

    SECTION 10.   Compliance with Law; Certain Covenants of Mortgagor....................20

    SECTION 11.   Proceeds of Insurance..................................................21

    SECTION 12.   Disbursement of Insurance Proceeds.....................................24

    SECTION 13.   Condemnation and Eminent Domain........................................25

    SECTION 14.   Assignment of Leases and Rents.........................................27

    SECTION 15.   Modification; Termination; Etc.........................................28

    SECTION 16.   Mortgagee's Performance of Mortgagor's Obligations.....................28

    SECTION 17.   Security Agreement.....................................................30


                                       -i-
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    SECTION 18.   Restrictions on Transfer; Maintenance of Existence.....................33

    SECTION 19.   Events of Default......................................................33

    SECTION 20.   Foreclosure............................................................35

    SECTION 21.   Right of Possession....................................................37

    SECTION 22.   Receiver...............................................................39

    SECTION 23.   Proceeds of Foreclosure Sale...........................................40

    SECTION 24.   Waiver of Right of Redemption and Other Rights.........................40

    SECTION 25.   Effect of Releases, Extensions, Amendments, Etc........................41

    SECTION 26.   Occupancy by Mortgagor.................................................42

    SECTION 27.   Successors and Assigns.................................................42

    SECTION 28.   Subrogation............................................................43

    SECTION 29.   Governing Law..........................................................43

    SECTION 30.   Servicer or Other Agent................................................43

    SECTION 31.   Captions and Pronouns..................................................43

    SECTION 32.   Report of Real Estate Transaction......................................44

    SECTION 33.   Release................................................................44

    SECTION 34.   Mortgage Recording Tax.................................................44

    SECTION 35.   Exempt Transaction Under Truth-in-Lending..............................45


                                      -ii-



    SECTION 36.   Waiver.................................................................45

    SECTION 37.   Tax Certiorari.........................................................45

    SECTION 38.   Lost Note..............................................................45

    SECTION 39.   Notice.................................................................46

    SECTION 40.   Waivers, Extensions, Modifications and Amendments......................46

    SECTION 41.   No Waiver..............................................................46

    SECTION 42.   Descriptive Headings, etc..............................................46

    SECTION 43.   Terminology............................................................46

    SECTION 44.   Waiver of Jury Trial...................................................46

    SECTION 45.   Severability...........................................................47

    SECTION 46.   Further Assurances.....................................................47

    SECTION 47.   Amendment..............................................................47

    SECTION 48.   Jurisdiction, Venue, Service of Process................................48

    SECTION 49.   Environmental Indemnity................................................48

    SECTION 50.   Restriction on Leasing.................................................49

    SECTION 51.   Construction of Covenants..............................................49

    SECTION 52.   Lien Law...............................................................49

    SECTION 53.   Premises Not Improved  by More than Six Residential Units..............50


                                      -iii-



    SECTION 54.   Effect of This Mortgage................................................50

    SECTION 55.   Continuation of the Air Rights Leases and the Leases...................50

    SECTION 56.   Representations and Covenants Concerning the Air Rights Leases.........51

SCHEDULE A - LEGAL DESCRIPTION

SCHEDULE B - EXISTING MORTGAGES

SCHEDULE 1 - DESCRIPTION OF AIR RIGHTS LEASES


                     AMENDED AND RESTATED MORTGAGE AGREEMENT

         THIS AMENDED AND RESTATED MORTGAGE AGREEMENT (as from time to time amended, modified supplemented and/or replaced, this "Mortgage") is made as of March 1, 1999, by TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 120 West 45th Street, 24th floor, New York, New York 10036 ("Mortgagor"), in favor of FLEET NATIONAL BANK, a national banking association, having an office at 111 Westminster, Suite 800, Providence, Rhode Island 02903, as administrative agent on behalf of the Banks (as hereinbelow defined) ("Mortgagee").

                                    RECITALS:
                                    --------

         A. Mortgagor is the fee owner of that certain piece or parcel of land located at 810 Seventh Avenue, New York, New York and more particularly described in Schedule A attached hereto and made a part hereof (the "Land"), and the buildings and other improvements located thereon.

         B. Mortgagor is also the owner of a certain leasehold interest pursuant to those certain Air Rights Leases (as the same may be amended, renewed, extended, modified, supplemented and/or restated from time to time, each, an "Air Rights Lease", and collectively, the "Air Rights Leases"), as more particularly described in Schedule "1" annexed hereto and made a part hereof, affecting that portion of the Land and the buildings and improvements located thereon as more particularly described in the Air Rights Leases (the "Leasehold Premises").

         C. Mortgagee, by assignment or otherwise, is the holder of those certain mortgages more particularly described on Schedule B attached hereto and made a part hereof (collectively, the "Existing Mortgages'), together with the notes secured by the Existing Mortgages (the "Existing Notes").

         D. The total aggregate principal indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages is SIXTY MILLION AND 00/100 DOLLARS ($60,000,000.00).

         E. Mortgagor, Mortgagee, the banks listed on the signature pages thereof (the "Banks") and the Syndication Agent and Arranger and Documentation Agent therein named are parties to that certain Mortgage Loan Agreement, of even date herewith (as the same may hereafter be consolidated, extended, modified, amended and/or restated from time to time, the "Loan Agreement"), pursuant to which the Banks have made a loan (the "Loan") to Mortgagor evidenced by a certain Consolidated, Amended and Restated Mortgage Note of even date herewith in the principal amount of Sixty Million and 00/100 Dollars ($60,000,000.00) (the "Consolidated Note"), and pursuant to which Mortgage has executed one Split Mortgage Note in favor of each Bank (each, as the same may hereafter be amended, modified, supplemented and/or replaced, a "Split Note" and collectively, the "Split Notes"), pursuant to which Split Notes the indebtedness under the Consolidated Note has been split so that each Bank which has made a loan to Assignor comprising a portion of the Loan is the direct payee of the portion of the principal amount of the Loan advanced by such Bank (the Restated Note and the Split Notes, collectively, the "Note" and, together with the Loan Agreement, this Mortgage and all other agreements, documents and instruments evidencing and securing the Loan, the "Loan Documents"), which Note consolidates, amends and restates the Existing Notes.

         F. Mortgagor and Mortgagee desire to amend and restate the terms and conditions of the Existing Mortgages so as to maintain solely one mortgage and one lien covering the Premises (as hereinafter defined) in the principal amount of SIXTY MILLION AND 00/100 DOLLARS ($60,000,000.00) and to restate the terms and conditions of the Existing Mortgages in their entirety, in the manner hereinafter set forth, so that all of the terms and conditions contained in this Mortgage shall supersede and control the terms and conditions of the Existing Mortgages (it being agreed that the execution of this Mortgage shall not impair the liens secured by the Existing Mortgages).

         G. It is a condition to the performance of Mortgagee's obligations under the Loan Agreement that Mortgagor's obligations to pay the principal, interest and any other sums payable in respect of the Note or otherwise payable under the Loan Agreement and the other Loan Documents and the performance and observance of all the provisions of the Loan Documents (collectively, the "Obligations") be secured by, among other things, the Existing Mortgages, as amended and restated by this Mortgage.

         NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to better secure the payment and performance to Mortgagee of the Obligations, Mortgagor and Mortgagee hereby agree as follows:

         THAT the Existing Mortgages are hereby amended and restated in their entirety, and the liens of the Existing Mortgages, having been modified, combined, consolidated, extended, spread and restated by the mortgage instrument identified on Schedule B as item 6 of the Existing Mortgages, are hereby amended and restated so that all of the terms and conditions contained in this Mortgage shall supersede and control the terms and conditions of the Existing Mortgages (it being understood and agreed that the execution of this Mortgage shall not impair the liens secured by the Existing Mortgages) and that together they shall continue to constitute but one mortgage and one lien represented by this Mortgage securing the Note, and creating a single lien on the Premises in the principal sum of SIXTY MILLION AND 00/100 DOLLARS ($60,000,000.00);

         THAT Mortgagor shall pay to Mortgagee the sums due and owing pursuant to the Note and secured by the Existing Mortgages, as amended and restated by this Mortgage;

         THAT notwithstanding anything contained herein to the contrary the maximum amount of principal indebtedness secured by this Mortgage at the time of execution hereof or which under any contingency may become secured by this Mortgage at any time hereafter is $60,000,000.00, plus (a) taxes, charges or assessments which may be imposed by law upon the Premises; (b) premiums on insurance policies covering the Premises; (c) expenses incurred in upholding the lien of this Mortgage, including, but not limited to (i) the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage;
(ii) any amount, cost or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority and (iii) interest at the Default Rate (or regular interest rate); and

                                GRANTING CLAUSES

         THAT Mortgagor, by these presents and by the execution and delivery of this Mortgage DOES HEREBY GRANT, REMISE, RELEASE, ASSIGN, LIEN, MORTGAGE AND CONVEY unto Mortgagee, its successors and assigns forever, with power of sale, the Air Rights Leases (and the leasehold estate created thereby), and any and all reversions or remainders in and to Mortgagor's interest in the Leasehold Premises, all modifications, extensions, replacements and renewals of the

Air Rights Leases, all credits, deposits, options (including any rights of first refusal or options to purchase or renew set forth in the Air Rights Leases), the privileges and rights of Mortgagor under the Air Rights Leases and all guarantees, if any, of the Air Rights Leases (all of the foregoing hereinafter collectively referred to as the "Leasehold Premises") and the Land; TOGETHER WITH all right, title and interest of Mortgagor in and to the following described property, rights and interests all of which are hereby pledged primarily and on a parity with the Land and the Leasehold Premises and not secondarily (and are, together with the Land and the Leasehold Premises, the "Premises"):

         All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land and/or the Leasehold Premises (including but not limited to all underground and other parking facilities located in or on the Land, all landscaped areas and all areas utilized for recreational activities) including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to and proceeds of any of the foregoing (collectively, the "Improvements");

         All land lying in the bed of any streets, roads or avenues, opened or proposed, in front of or adjoining the Land to the center line thereof, and in and to any strips or gores of land adjoining thereto and the air space and right to use said air space above the Land;

         All easements, rights of way, gores of land, streets, ways, alleys, passages, sewer and drainage rights, waters, water courses, water rights and powers, air rights, lateral support rights, oil, gas and mineral rights and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the Land or the Leasehold Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor in and to the same;

         All (to the extent assignable as security) leases now or hereafter on or affecting the Premises, whether written or oral, (other than the Air Rights Leases, which is made a part of the "Premises" by another paragraph of the granting clauses herein) and all licenses and other agreements for use or occupancy of the Premises

(collectively, the "Leases"), together with all security therefor and deposits thereunder and all guaranties thereof and all monies payable thereunder;

         All Receipts, including, without limitation, all rents, awards, deposits, issues, profits, payments, income, revenues, proceeds reimbursements and/or accounts receivable derived from the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of any portion of the Premises, or rendering of services by any operator or manager of the Premises (including, without limiting the generality of the foregoing, from the rental of any office space, retail space, halls, stores, and offices of every kind and license, lease, sublease and concession fees and rentals);

         All fixtures, machinery, appliances, equipment, furniture, and articles of personal property of every nature whatsoever now or hereafter located in or on. attached to, forming a part of or used or intended to be used in connection with the Premises or the operation thereof (except that this Mortgage shall not create a lien on any items of personal property which are owned by utilities or by contractors performing work at the Premises or which are owned by tenants who are in possession pursuant to a Lease and may be removed by such tenants at or prior to the expiration or termination of such Lease), including, but without limitation, all air conditioners, antennae, appliances, apparatus, art work (including paintings and sculptures), awnings, basins, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, kitchen equipment and utensils, lighting, machinery, motor vehicles, motors, ovens, pipes, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stokers, stoves, toilets, ventilators, wall coverings, washers, windows, window coverings, wiring, and all renewals, replacements or proceeds thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Land or the Improvements in any manner; it being mutually agreed that all of the aforesaid property placed on the Land or the Improvements shall, so far as permitted by law, be deemed to be fixtures, a part of the realty, and security for the Obligations; notwithstanding the agreement and declaration herein expressed that certain articles of property form a part of the realty covered by this Mortgage and be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective and that any of said articles may constitute goods (as said term is used in the Uniform Commercial Code of the State of New York, as the same may hereafter be amended from time to time (the "Code")) or other personal property, this instrument shall constitute a security agreement, creating a security interest in such goods and other personal property, as collateral, in Mortgagee as a secured party and Mortgagor as debtor, all in accordance with said Code or other applicable law as more particularly set forth in Section 17 hereof;

         All rights in and proceeds from policies of insurance maintained with respect to (or otherwise insuring) Mortgagor or the Premises or the business conducted thereat;

         All refunds of Taxes (as hereinafter defined) which Mortgagor is presently or hereafter entitled to receive;

         All bank accounts maintained by or on behalf of Mortgagor;

         All (i) contracts not otherwise included in the granting clauses foregoing affecting the ownership, possession, operation, alterations, management and services furnished to the Premises (the "Contracts"), including all amendments, supplements, and revisions thereof, and all security and other deposits thereunder, together with all of Mortgagor's rights and remedies thereunder and the benefit of all covenants and warranties thereon, (ii) drawings, designs, layouts, surveys, plats, plans, specifications and test results prepared by any architect, engineer, contractor or other consultant, including any amendments supplements, and revisions thereof and the right to use and enjoy the same, (iii) Permits, to the extent assignable as security, and
(iv) rights to appropriate and use any and all trade names used or to be used in connection with the Premises; provided, however, that permission is hereby given to Mortgagor, so long as no Event of Default has occurred hereunder, to continue to exercise the rights and powers under the Contracts and to enjoy the benefits thereof, subject to such further restrictions with respect thereto as may otherwise be contained herein or in the other Loan Documents;

         All files, books of account and other records, wherever located, used in connection with the operation of the Premises or the conduct of business thereat;

         All accounts receivable, escrows and reserve accounts (whether or not required by the Loan Documents), documents, instruments, chattel paper, and general intangibles, as the foregoing terms are defined in the Code and general intangibles relating to the Premises;

         All judgments, awards of damages and settlements hereafter made resulting from condemnation or the taking of the Premises or any portion thereof under the power of eminent domain, conversion, voluntary or involuntary, of the Premises, or any part thereof, into cash or liquidated claims and proceeds of any sale, option or contract to sell the Premises or any portion thereof (and any deposit thereunder); and Mortgagor shall not without Mortgagee's prior consent adjust or compromise any such matters and Mortgagor hereby authorizes Mortgagee to claim, collect and receive such proceeds, to give proper receipts and acquittances therefor, and, after deducting expenses of collection, to apply (unless this Mortgage expressly provides otherwise with respect thereto) the net proceeds as a credit upon any portion, as selected by Mortgagee, of the Obligations, notwithstanding the fact that the same may not then be due and payable or that the Obligations are otherwise adequately secured; and

         All proceeds, both cash and non-cash, of the foregoing.

         TO HAVE AND TO HOLD the same, unto Mortgagee, its successors and assigns, forever, for the purposes herein set forth, subject, however, to the terms and conditions herein.

      MORTGAGOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

         SECTION 1.  Defined Terms.

         (a) As used in this Mortgage, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Loan Agreement (including such terms as are defined in the Loan Agreement by incorporation-by-reference of certain of the defined terms of the Revolving Credit Agreement (as defined therein)), and the terms set forth below shall have the following meanings:

         "Affiliate" shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner in, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Air Rights Lease Rentals" shall mean the rents, additional rents, if any, and all other sums which are or become payable under the Air Rights Leases.

         "Air Rights Leases" shall have the meaning ascribed to such term in the Recitals hereof.

         "Air Rights Lessor" shall mean the lessor under an Air Rights Lease.

         "Awards" shall have the meaning ascribed thereto in Section 13(a) hereof.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, 111 U.S.C. Sections 101 et seq., as amended.

         "Bankruptcy Law" shall mean the Bankruptcy Code or any similar codes, laws, statutes or regulations promulgated by any Governmental Authority.

         "Code" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Collateral" shall have the meaning ascribed thereto in Section 17 hereof.

         "Contracts" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Debtor" shall have the meaning ascribed thereto in Section 17(vi) hereof.

         "Default Rate" shall mean the rate of interest applicable under the Loan Agreement in the event an Event of Default has occurred.

         "Existing Mortgages" shall have the meaning ascribed thereto in the Recitals hereof.

         "Existing Notes" shall have the meaning ascribed thereto in the Recitals hereof.

         "Event of Default" shall have the meaning ascribed thereto in Section 19 hereof.

         "Governmental Authority" means the United States, the State of New York, the City of New York and any political subdivision of any of the foregoing, and any agency, department, commission, board, court, bureau or instrumentality of any of them.

         "Improvements" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Independent Architect" shall mean an Independent architect or engineer, selected by Mortgagor, licensed or registered to practice in New York and having at least five years' experience with similar projects.

         "Insurance Policies" shall have the meaning ascribed thereto in Section 7 hereof.

         "Land" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Legal Requirement" means any law, statute, ordinance, order, rule, regulation decree or other requirement of a Governmental Authority, and all conditions of any Permit.

         "Leasehold Premises" shall have the meaning ascribed to such term in the Granting Clauses hereof.

         "Leases" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Legal Requirements" shall have the meaning ascribed thereto in the Loan Agreement.

         "Loan" shall have the meaning ascribed thereto in the Recitals hereof.

         "Loan Agreement" shall have the meaning ascribed thereto in the Recitals hereof.

         "Loan Documents" shall have the meaning ascribed thereto in the Recitals hereof.

         "Major Lease" means any Lease (y) the tenant under which is an Affiliate of Assignor or (z) which, when taken together with all other Leases, if any, to the same tenant or Affiliates thereof demises in excess of ten percent (10%) of the net rentable square feet in the Improvements);

         "Material Alteration" shall have the meaning ascribed thereto in
Section 4 hereof.

         "Maturity Date" shall have the meaning ascribed thereto in the Loan Agreement.

         "Mortgage" shall have the meaning ascribed thereto in the introductory paragraph hereto.

         "Mortgagee" shall have the meaning ascribed thereto in the introductory paragraph hereto.

         "Mortgagor" shall have the meaning ascribed thereto in the introductory paragraph hereto.

         "Note" shall have the meaning ascribed thereto in the Recitals hereto.

         "Obligations" shall have the meaning ascribed thereto in the Recitals hereof.

         "Obsolete Collateral" shall have the meaning ascribed thereto in
Section 4 hereof.

         "Permit" shall mean all approvals, consents, registrations, franchises, permits, licenses, variances, certificates of occupancy and other authorizations with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Improvements and the actual and contemplated uses thereof.

         "Permitted Liens" shall have the meaning ascribed thereto in the Loan Agreement.

         "Person" shall have the meaning ascribed thereto in the Loan Agreement.

         "Power of Sale" shall have the meaning ascribed thereto in Section 20 hereof.

         "Premises" shall have the meaning ascribed thereto in the Granting Clauses hereof.

         "Receipts" shall mean, for any period, all receipts, revenues, income (including service charges), fees, payments and proceeds of sales of every kind received by or on behalf of Borrower directly or indirectly from operating the Premises for that period, and services rendered to, and rentals, percentage rentals and other fees, payments and charges received from, tenants, sub-tenants, licensees, concessionaires and occupants of commercial, public and retail space located in or at the Premises, calculated on a cash basis, whether in cash or on credit, including, without limitation, revenues from the rental of parking at the Premises, the fair market value of any barter transaction, and other fees and charges resulting from the operations of the Premises by or on behalf of Borrower in the ordinary course of business, and proceeds, if any, from business interruption or other loss of income insurance (net of the costs of collection thereof).

         "Restoring" shall have the meaning ascribed thereto in Section 11 hereof.

         "Secured Party" shall have the meaning ascribed thereto in the Code.

         "Taxes" shall have the meaning ascribed thereto in Section 6 hereof.

         "Transfer" shall mean, as a verb, sell, assign, convey, transfer, pledge or otherwise dispose of, all or any portion of the Premises or any direct or indirect interest therein or any direct or indirect interest in Mortgagor, and when used as a noun shall have a correlative meaning; provided, however, that any provision of this Mortgage prohibiting a Transfer shall be subject in all events to Transfers which are permitted by the Loan Agreement.

         SECTION 2.  Payment of and Performance of Obligations. Mortgagor shall
(a) pay the Obligations at the times and in the manner provided in the Note and the other Loan Documents; and (b) duly and punctually perform and observe, at the times and in the manner provided therein, all of the terms, provisions, conditions, covenants and agreements on Mortgagor's part to be performed or observed as provided in the Note, this Mortgage, the Loan Agreement and the other Loan Documents. All sums payable by Mortgagor hereunder shall be paid without demand, counterclaim, offset, deduction or defense. As of the date hereof, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any such demand, setoff or deduction.

         SECTION 3. Representation of Title, Permitted Liens. Mortgagor represents, warrants and covenants that (a) at the time of the delivery of this Mortgage, Mortgagor is seized of an indefeasible estate in fee simple in the Land and the Improvements thereon and Mortgagor owns good title to the portion of the Premises which constitutes personal property, in each case, subject only to the Permitted Liens; (b) at the time of the delivery of this Mortgage, Mortgagor is the owner of a good, marketable and insurable, leasehold interest in the Leasehold Premises, subject only to the Permitted Liens; (c) Mortgagor has good right, full power and lawful authority to convey and mortgage to Mortgagee and grant to Mortgagee a security interest in the same, in the manner and form aforesaid; (d) except for the Permitted Liens and other Liens permitted pursuant to the Loan Agreement, the same is and at all times shall remain free and clear of all liens, charges, easements, covenants, conditions, restrictions and encumbrances whatsoever, including, as to the personal property and fixtures, security agreements, conditional sales contracts and anything of a similar nature; (e) except for the Permitted Liens and other Liens permitted pursuant to the Loan Agreement, the Existing Mortgages and this Mortgage are, and will remain, a valid and enforceable and, upon recordation, perfected first mortgage lien on the Premises; (f) Mortgagor shall and will warrant and forever defend the title to the Premises unto Mortgagee against the claims of all Persons whomsoever; and (g) the Permitted Liens do not materially and adversely affect the value of or the use and occupancy of the Premises or Mortgagor's ability to repay the entire Loan and perform its obligations hereunder and under the other Loan Documents.

         SECTION 4.  Maintenance, Repair, Alterations, Etc.

         (a) Mortgagor shall (i) keep the Premises in good and safe condition and repair, free from waste, including, making all repairs and replacements, structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary, as the same become necessary or appropriate, to keep the Premises in good and safe condition and repair, (ii) pay all operating costs of the Premises, (iii) complete, within a reasonable time, and pay for any building or buildings or other Improvements now or at any time in the process of erection upon the Premises, (v) comply with any restrictions and covenants of record with respect to the Premises and the use thereof, and (v) perform all agreements, undertakings and functions necessary to operate and maintain the Premises.

         (b) Without the prior written consent of Mortgagee and except as expressly permitted pursuant to the Loan Agreement, Mortgagor shall not cause, suffer or permit any (i) (x) Material Alterations of the Premises or the Improvements except (A) as required by Legal Requirements or, (B) as permitted or required to be made by the terms of any Leases approved by Mortgagee (with respect to work in any space demised thereunder), or (y) demolition or removal of any portion of the Improvements except for the removal of any such portion which is simultaneously replaced with equivalent materials or which are worn out, obsolete or no longer useful in connection with the operation of the Premises ("Obsolete Collateral") and the removal of which shall not adversely affect the use or operation of the Improvements; (ii) change in the intended use or occupancy of the Premises for which the Improvements have been constructed including, without limitation, any change which would increase the risk of fire or other hazard; (iii) zoning reclassification with respect to the Premises; or
(iv) unlawful use of, or nuisance to exist upon, the Premises. Without limiting the generality of the foregoing, Mortgagor will not, by act or omission (x) permit all or any part of the Premises to be availed of, or to qualify for fulfillment of, any municipal or governmental requirements for the construction or maintenance of any buildings or other improvements on a premises not part of the Premises, (y) impair the integrity of the Premises as a single zoning lot separate and apart from all other premises, or (z) permit or suffer to permit the Premises to be used by the public or any person or entity in such manner as might make possible a claim of adverse usage or possession or any implied dedication or easement. As used herein, the term "Material Alteration" shall mean any alteration, improvement or replacement (x) the cost of which (including any related alteration, improvement or replacement) shall exceed the lesser of one percent (1%) of the outstanding principal balance of the Note and One Hundred Thousand Dollars ($100,000) (excluding tenant improvement work pursuant to Leases), or (y) which (A) materially and adversely affects the mechanical, electrical, heating, ventilating, air-conditioning or other building or operating systems of any of the Improvements, (B) affects the structure or structural soundness of any of the Improvements, (C) reduces or materially and adversely affects the usability of loading docks or parking spaces or the access to such loading docks or parking spaces from outside the Premises, (D) affects the exterior of the Improvements or (E) otherwise has a material adverse effect on the Premises, the liens of the Existing Mortgages, as amended and restated by this Mortgage or the other Loan Documents or the ability of Mortgagor to perform the Obligations.

         SECTION 5.  Liens.

         (a) Except as permitted in the Loan Agreement, Mortgagor shall not create or suffer or permit any Lien to attach to or be filed against all or any portion of the Premises (including, without limitation, fixtures and other personalty).

         (b) Without limiting the generality of Section 5(a) hereof and except as permitted in the Loan Agreement, Mortgagor shall not suffer or permit any mechanic's lien to be filed or otherwise asserted against the Premises, and will discharge the same, or cause the same to be discharged, by payment, bonding or otherwise within thirty (30) days after receiving notice of the filing of such lien.

         SECTION 6.  Taxes.

         (a) Payment. Subject to Section 6(b) hereof, Mortgagor shall pay or cause to be paid when due and before any penalty attaches, all general and special real estate and other taxes, assessments, water charges, sewer charges, vault charges, excises, levies, fees (including, without limitation, license, permit and inspection fees) and other fees, taxes, charges and assessments of every kind and nature whatsoever, general, special, ordinary or extraordinary, levied or assessed against, or which may become a Lien upon, the Premises or any part thereof or any interest therein or any Receipts or any obligation or instrument secured hereby or which may arise in respect of the use, possession or operation of the Premises and whether or not assessed against Mortgagor, and all interest and penalties which may be payable with respect thereto, (collectively, but excluding only income and franchise taxes, "Taxes"). Taxes may be paid in installments if permitted by Legal Requirements. Subject to
Section 6(b) hereof , Mortgagor shall furnish to Mortgagee receipts therefor as soon as possible, but in any event within thirty (30) days after the date the same are due; and shall discharge any claim or Lien relating to Taxes upon the Premises, other than matters expressly permitted by the terms hereof.

         (b) Contest. Mortgagor may, in good faith and with due diligence, contest or cause to be contested the validity or amount of any such Taxes without paying the same as provided in Section 6(a) hereof, provided that:

                    (i) such contest shall have the effect of preventing or Mortgagor shall otherwise prevent the collection of the Taxes so contested and the sale or forfeiture of the Premises or any part thereof or interest therein to satisfy the same;

                    (ii) Mortgagor shall have notified Mortgagee in writing of the intention of Mortgagor to contest the same or to cause the same to be contested before any of such Taxes have been increased by any interest, penalties, or costs; and

                    (iii) Mortgagor shall have deposited with Mortgagee cash, a bond or other security acceptable to Mortgagee in an amount equal to 100% of the amounts being contested which exceed One Hundred Thousand Dollars ($100,000) in the aggregate and any additional interest, charge or penalty arising from such contest.

Mortgagor shall keep Mortgagee generally advised of the status of any contest as it continues and shall promptly provide any information requested by Mortgagee with respect thereto. If Mortgagor fails to prosecute such contest with due diligence or fails to maintain sufficient funds or security on deposit as hereinabove provided, or, if any of the other conditions to such contest are no longer being satisfied or if there has been a final disposition of such contest or if such contest has been discontinued, Mortgagee may, at its option, within ten (10) days following Mortgagee's written notice to Mortgagor (or such shorter period of time necessary in Mortgagee's opinion to prevent the collection of Taxes from, or the sale or forfeiture of, the Premises or any part thereof or interest therein or the Receipts therefrom), apply the monies and in connection therewith liquidate any investments of cash deposited with Mortgagee, in payment of, or on account of, such Taxes, or any portion thereof then unpaid, including all penalties and interest thereon. If the amount of the money so deposited is insufficient for the payment in full of such Taxes, including all penalties and interest thereon, Mortgagor shall forthwith, upon demand, either deposit with Mortgagee a sum that, when added to such funds then on deposit, is sufficient to make such payment in full, or, if Mortgagee has applied funds on deposit on account of such Taxes, restore such deposit to an amount satisfactory to Mortgagee. Provided that no Event of Default shall then exist hereunder or under any of the other Loan Documents, Mortgagee shall, if so requested in writing by Mortgagor, after final disposition of such contest and upon Mortgagor's delivery to Mortgagee of an official bill for such Taxes, apply the money so deposited in full payment of such Taxes or that part thereof then unpaid, including all penalties and interest thereon, and return any excess to Mortgagor, unless Mortgagor has paid all such Taxes, together with all penalties and interest thereon, and has provided Mortgagee with evidence satisfactory to Mortgagee of such payment, in which event Mortgagee shall return such money to Mortgagor. All monies deposited with Mortgagee pursuant to this Section 6(b) are hereby pledged and conveyed to Mortgagee as additional security for all amounts which now or at any time may be due to Mortgagee under any of the Loan Documents. Upon the occurrence of an Event of Default hereunder, Mortgagee shall have the right to apply any and all monies held pursuant to this
Section 6(b) to the payment of the Taxes being contested or to any or all of the Obligations, in such order and manner as Mortgagee may elect.

         (c) Tax Services Contract. If Mortgagee elects, Mortgagor shall maintain, at Mortgagor's expense while any portion of the Obligations are outstanding, a tax services contract issued by a tax reporting agency approved by Mortgagee. If Mortgagee does not so elect to require the tax services contract referenced in the immediately preceding sentence, Mortgagee may elect to have annual tax searches made in which event, Mortgagor shall reimburse Mortgagee on demand for the cost of making such annual tax searches.

         SECTION 7. Change in Tax Laws. Except as otherwise provided in the Loan Agreement, if, by any Legal Requirement of any Governmental Authority having jurisdiction over Mortgagee, Mortgagor or the Premises, any Tax is imposed or becomes due in respect of the issuance of the Note or the execution, delivery and recording of the Existing Mortgages or this Mortgage or any other Loan Document, Mortgagor shall pay such Tax in the manner required by such Legal Requirements. Except as otherwise provided in the Loan Agreement, if any Legal Requirements have the effect of deducting from the value of the Premises for the purpose of taxation any Lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the Taxes required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such Taxes, or reimburse Mortgagee therefor on demand, unless Mortgagee determines, in Mortgagee's sole and exclusive judgment, that such payment or reimbursement by Mortgagor is unlawful in which event the Obligations shall be due and payable within sixty
(60) days after written demand by Mortgagee to Mortgagor. Nothing in Section 6 hereof or this Section 7 shall require Mortgagor to pay any income, franchise or excise tax imposed upon Mortgagee, excepting only such which may be levied against the income of Mortgagee as a complete or partial substitute for Taxes required to be paid by Mortgagor pursuant hereto.

         SECTION 8. Insurance Coverage. Mortgagor will insure the Premises against such perils and hazards, and in such amounts and with such limits, as

Mortgagee may from time to time require, and in any event without cost to Mortgagee, under insurance policies as required below (the "Insurance Policies"):

         (a) Property insurance against loss and damage by all risks of physical loss or damage, including fire, sprinkler leakage, windstorm, hurricane, flood and other risks covered by the so-called extended coverage endorsement covering the Improvements and personal property located on or used in connection with the Premises from time to time in amounts not less than the full replacement value thereof and without sublimits, and bearing a replacement cost agreed-amount endorsement;

         (b) Commercial general liability insurance, including death, bodily injury and broad form property damage coverage with a combined single limit in an amount not less than Two Million Dollars ($2,000,000) per occurrence and Ten Million Dollars ($10,000,000) in the aggregate for any policy year;

         (c) An umbrella excess liability policy with a limit of not less than Ten Million Dollars ($10,000,000) over primary insurance, which policy shall include coverage for water damage, so-called assumed and contractual liability coverage, premises medical payment and automobile liability coverage, and coverage for safeguarding of personalty and shall also include such additional coverages and insured risks which are acceptable to Mortgagee;

         (d) Rental and/or business interruption insurance to cover loss of income in an amount not less than the greater of (i) eighteen (18) months' projected Receipts from the Premises, at 80% occupancy during such period and
(ii) the amount of such coverage as in effect on the date hereof. The amount of such insurance shall be increased from time to time in Mortgagee's reasonable discretion during the term of the Loan as and when Receipts from the premises increase;

         (e) Steam boiler, machinery and pressurized vessel insurance, insuring against breakdown or explosion of such equipment on a replacement cost value basis, which shall not contain any exclusions for testing procedures;

         (f) Worker's Compensation Insurance in statutory amounts, if any, at all times;

         (g) Unless the Land is not situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or not designated a wetlands by any governmental entity having jurisdiction over the Land, flood insurance, if available, with 80% co-insurance as a minimum;

         (h) Insurance against loss or damage from (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), in an amount at least equal to the outstanding principal amount of the Note or Five Million Dollars ($5,000,000), whichever is less;

         (i) During any period of constriction, repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Premises against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Mortgagee may request;

         (j) If the Premises are or become a "non-conforming use" under applicable zoning and building ordinances, or other Legal Requirements, coverage to compensate for the cost of demolition and the increased cost of construction;

         (k) Such other types and amounts of insurance coverage as are requested by Mortgagee and are customarily (i) maintained by owners or operators of like properties, or (ii) required by institutional lenders in like transactions.

         SECTION 9. Insurance Policies. All Insurance Policies shall be in content (including, without limitation, endorsements or exclusions, if any), form, and amounts, and issued by companies, satisfactory to Mortgagee from time to time and shall name Mortgagee as an additional insured and shall (except for Worker's Compensation Insurance) contain a waiver of subrogation clause acceptable to Mortgagee. An insurance company shall not be satisfactory unless such insurance company (a) is licensed or authorized to issue insurance of the applicable type in the State of New York and (b) has a claims paying ability rating by Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. or another nationally recognized statistical rating agency of AA (or its equivalent) and an Alfred M. Best Company, Inc. rating of "A" or better and a financial size category of not less than IX. All Insurance Policies under Sections 8(a), (d), (e), (i) and (j) hereof shall contain a Non-Contributory Standard Mortgagee Clause and a Mortgagee's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents (such endorsements shall entitle Mortgagee to collect any and all proceeds payable under all such insurance, with the insurance company waiving any claim or defense against Mortgagee for premium payment, deductible, self-insured retention or claims reporting provisions). All Insurance Policies shall provide that the coverage shall not be modified without (30) days' advance written notice to Mortgagee and shall provide that no claims shall be paid thereunder to a Person other than Mortgagee without ten (10) days' advance written notice to Mortgagee. Mortgagor may obtain any insurance required by Section 8 hereof through blanket policies; provided, however, that such blanket policies shall separately set forth the amount of insurance in force with respect to the Premises (which shall not be reduced by reason of events occurring on property other than the Premises) and shall afford all the protections to Mortgagee as are required under Section 8 hereof and this Section 9. All policies of insurance required under Section 8 hereof shall contain no annual aggregate limit of liability, other than with respect to liability insurance. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with a certificate indicating that Mortgagee is an additional insured (and, if applicable, loss payee) under such policy in the designated amount. Mortgagor will deliver duplicate originals of all Insurance Policies, premium prepaid for a period of not less than three (3) months, to Mortgagee and, in case of Insurance Policies about to expire, Mortgagor will deliver duplicate originals of replacement policies satisfying the requirements of Section 8 hereof and this Section 9 to Mortgagee not less than thirty (30) days prior to the date of expiration; provided, however, if such replacement policy is not yet available, Mortgagor shall provide Mortgagee with an insurance certificate executed by the insurer or its authorized agent evidencing that the insurance required hereunder is being maintained under such policy on an interim basis until the duplicate original of the policy is available. Mortgagor shall furnish Mortgagee receipts for the payment of premiums on such insurance policies or other evidence of such payment satisfactory to Mortgagee. The requirements of this Section 9 shall apply to any separate policies of insurance taken out by Mortgagor concurrent in form or contributing in the event of loss with the Insurance Policies. Losses shall be payable to Mortgagee notwithstanding (1) any act, failure to act or negligence of Mortgagor or its agents or employees, Mortgagee or any other insured party which might, absent such agreement, result in a forfeiture of all or part of such insurance payment, other than the willful misconduct of Mortgagee knowingly in violation of the conditions of such policy, (2) the occupation or use of the Premises or any part thereof for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or other action or proceeding taken pursuant to the Existing Mortgages, as amended and restated by this Mortgage or
(4) any change in title to or ownership of the Premises or any part thereof. The property insurance and the boiler and machinery insurance described in Sections 8(a) and (e) hereof shall include "underground hazards" coverage; "element" coverage by which Mortgagee shall be assured payment of all amounts due under the Note, this Mortgage and the other Loan Documents; "extra expense" (i.e., soft costs), clean-up, transit and ordinary payroll coverage; and "expediting expense" coverage to facilitate rapid repair or restoration of the Premises. The Insurance Policies shall not contain any deductible in excess of the lesser of Twenty Five Thousand Dollars ($25,000) and one percent (1%) of the outstanding principal balance of the Note.

         SECTION 10. Compliance with Law; Certain Covenants of Mortgagor.

         (a) Mortgagor will, within the time frames provided by such Legal Requirements, comply with all Legal Requirements applicable to Mortgagor, the Premises, or the use and operation thereof, including, without limitation, those applicable to alterations performed thereat and Mortgagor shall furnish Mortgagee, on demand, proof of compliance satisfactory in all respects to Mortgagee.

         (b) Mortgagor will maintain in full force and effect and within the time frames provided by applicable Legal Requirements, comply with all conditions and requirements of all Permits and Mortgagor shall furnish Mortgagee, on demand, proof of compliance satisfactory in all respects to Mortgagee.

         (c) Mortgagor shall not permit or commit any waste, impairment, or deterioration of the Premises in any material respect. Mortgagor further covenants to do all other acts necessary to operate the Premises in a manner consistent with similar commercial office buildings under normal industry practice and to protect the security hereof as required hereby, the specific enumerations herein not excluding the general.

         (d) Mortgagor will have the right to contest the validity or application of any Legal Requirements with respect to the Premises by appropriate legal proceedings, so long as: (1) such legal proceedings shall be prosecuted with diligence by Mortgagor and (y) shall operate to prevent, or Mortgagor shall otherwise prevent, any taking or closing or shutting down of the Premises or any portion thereof, by any Governmental Authority and (z) has the effect of staying any type of sale or forfeiture of the Premises or any part thereof for failure to comply, (2) Mortgagor will have deposited with Mortgagee cash collateral, a bond or other security acceptable to Mortgage in an amount equal to one hundred percent (100%) of the amounts being contested which exceed One Hundred Thousand Dollars

($100,000) in the aggregate and any additional interest, charge or penalty arising from such contest which may be awarded or assessed and which may become a charge or Lien upon the Premises, and subject to increase at the request of Mortgagee when Mortgagee determines in its sole discretion that a greater amount may be required to make such payments, (3) such proceeding shall not subject Mortgagee or Mortgagor to the risk of any civil or criminal liability, (4) Mortgagor gives Mortgagee (x) continuous written notice upon the commencement and during the continuation of any such proceeding of the status thereof, and
(y) confirmation on such periodic basis as Mortgagee may request of the continuing satisfaction of the conditions set forth in clauses (1) through (3) above, (5) Mortgagor will, upon a final determination of such contest, take all steps necessary to comply with any requirements arising therefrom, and (6) Mortgagor shall observe and comply with all other applicable terms and conditions of the Loan Agreement. If Mortgagor shall fail at any time to comply with the above conditions to any such contest or the Premises or any part thereof is, in the sole and absolute judgment of Mortgagee, in any imminent danger of being forfeited or lost, Mortgagee may require Mortgagor to, and Mortgagor will, thereupon comply with such Legal Requirement. All monies deposited with Mortgagee pursuant to this Section 10 are hereby pledged and conveyed to Mortgagee as additional security for all amounts which now or at any time may be due to Mortgagee under any of the Loan Documents. Upon the occurrence of an Event of Default, Mortgagee may, at its option, apply all or any part of any cash then held by it to any principal, or accrued interest which is outstanding under, or other amounts which may be payable under the Note, or any of the other Obligations in such order as Mortgagee may elect.

         SECTION 11. Proceeds of Insurance. Mortgagor will give Mortgagee prompt notice of any loss or damage to the Premises, and:

         (a) In case of loss or damage covered by any of the Insurance Polices, Mortgagee (or, after entry of decree of foreclosure, the purchaser at the foreclosure sale or decree creditor, as the case may be) (i) is hereby authorized if an Event of Default has occurred or, if no Event of Default has occurred but Mortgagor fails to settle and adjust any claim within one-hundred eighty (180) days after such casualty has occurred, to settle and adjust any claim under such Insurance Policies without the consent of Mortgagor, and (ii) if no Event of Default has occurred, Mortgagee shall allow Mortgagor a period one-hundred eighty (180) days after such casualty to settle and adjust such claim; provided, however, that any settlement which reasonably should result in proceeds in excess of Two Hundred Fifty Thousand Dollars ($250,000), may only be settled by Mortgagor with the consent of

Mortgagee to be given or withheld in Mortgagee's sole discretion; provided, further, that in either case Mortgagee shall, and is hereby authorized to, collect and receive any such insurance proceeds and to retain all or a portion thereof up to the amount of the Obligations plus the amount of the expenses incurred by Mortgagee in the adjustment and collection of such insurance proceeds, and any such expenses shall be reimbursed to Mortgagee upon demand or, at Mortgagee's option, in the event and to the extent sufficient proceeds are available, shall be deducted by Mortgagee from said insurance proceeds in such order of priority as the Mortgagee may determine in its sole discretion. Each insurance company which has issued an Insurance Policy is hereby authorized and directed to make payment for all losses covered by such Insurance Policy to Mortgagee alone, and not to Mortgagee and Mortgagor jointly. Mortgagor agrees to execute all documents and make all deliveries required in order to permit adjustment and payment of insurance proceeds as provided above. Notwithstanding the foregoing, or any other provision of this Section 11 and provided there shall not have occurred or be continuing an Event of Default hereunder, if in Mortgagee's reasonable judgment the cost of Restoring the Premises as a result of any casualty damage thereto is less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000,00) with respect to any one casualty and such Restoring can be substantially completed before the date which is three (3) months prior to the Maturity Date, then Mortgagee, upon request by Mortgagor, shall permit Mortgagor to apply for and receive the insurance proceeds directly from the insurer (and Mortgagee shall advise the insurer to pay over such insurance proceeds directly to Mortgagor), to the extent required to pay for any such Restoring, with any excess thereof being paid to Mortgagee to be applied against the Obligations.

         (b) In the event the proceeds of Insurance Policies are (i) greater than Two Hundred Fifty Thousand Dollars ($250,000.00) but less than One Million Dollars ($1,000,000.00), and in the reasonable judgment of Mortgagee such restoring, repairing, replacing or rebuilding (collectively, "Restoring") of the loss or damage caused by such casualty can be substantially completed before the date which is three (3) months prior to the Maturity Date, then Mortgagee shall apply the proceeds of such Insurance Policies consequent upon any casualty to reimburse Mortgagor for or to pay the cost of such Restoring, subject to the conditions of, and in accordance with, the provisions of Section 12 hereof, or
(ii) greater than One Million Dollars ($1,000,000.00), or in the reasonable judgment of Mortgagee such Restoring cannot be completed before the date which is three (3) months prior to the Maturity Date, then Mortgagee shall, in its sole discretion, apply the proceeds of such Insurance Policies upon the occurrence of such casualty either (x) to reduce the Obligations, in such order or manner as Mortgagee may elect; or (y) to reimburse

Mortgagor for or to pay the cost of Restoring the loss or damage caused by such casualty, subject to the conditions of, and in accordance with, the provisions of Section 12 hereof. In either case, any Restoring shall be subject to the provisions of Section 12 hereof.

         (c) Whether or not insurance proceeds are made available to Mortgagor or are sufficient for such purposes, Mortgagor hereby covenants, within thirty
(30) days after such casualty, to commence and thereafter diligently proceed to restore, repair, replace or rebuild the Improvements, to be of at least equal value, and of substantially the same character, as immediately prior to such loss or damage, all to be effected in accordance with all applicable Legal Requirements and plans, specifications and procedures to be first submitted to and approved by Mortgagee, and Mortgagor shall pay all costs of such restoring, repairing, replacing or rebuilding.

         (d) Any portion of the insurance proceeds remaining after payment in full of the Obligations shall be paid to Mortgagor or as ordered by a court of competent jurisdiction.

         (e) Any insurance proceeds at any time held by Mortgagee may be invested by Mortgagee and may be commingled with other funds of Mortgagee.

         (f) In the event of foreclosure of the Mortgage or other transfer of title to the Premises in extinguishment of the Obligations, all right, title and interest of Mortgagor in and to any Insurance Policies (including, without limitation, the right to a refund of insurance premiums and all rights to the proceeds thereof) then in force shall pass to the purchaser of the Premises in foreclosure or the grantee of a deed (or assignment) in lieu of foreclosure, and Mortgagor hereby appoints Mortgagee its attorney-in-fact (such power being coupled with an interest), in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         (g) All proceeds of rent or business interruption insurance with respect to damage to the Premises shall be paid to Mortgagee and shall be disbursed by Mortgagee for the purpose of paying scheduled interest payments during the period of loss covered by such proceeds and, provided no Event of Default has occurred and Mortgages has otherwise complied with the provisions of
Section 11(c) hereof, any remaining portion of such proceeds shall be delivered by Mortgagee to Mortgagor.

         SECTION 12. Disbursement of Insurance Proceeds. Provided that no Event of Default has occurred and is then continuing, insurance proceeds that Mortgagee has agreed to apply to Restoring of the Premises in accordance with
Section 11(b) hereof shall be disbursed from time to time (but not more often than monthly) upon Mortgagee being furnished with (i) evidence satisfactory to Mortgagee from an Independent Architect or other Person approved by Mortgagee in its sole discretion of the estimated cost of completion of the Restoring, (ii) cash sufficient in addition to the proceeds of insurance, to complete and fully pay for the completion of the Restoring, based on the cost estimate referenced in clause (i) above, (iii) a request from Mortgagor dated not more than thirty
(30) days prior to the application for such payment, requesting such payment or reimbursement and setting forth the work performed in Restoring which is the subject of such request, the parties which performed such work and the actual cost thereof, and also certifying that such work and materials are free and clear of Liens other than Permitted Liens, and (iv) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, plats of survey and such other evidences of cost, payment and performance as Mortgagee may in its sole discretion require and approve; and Mortgagee, in any event, may require that all plans and specifications for such Restoring will be submitted to and approved by Mortgagee and that all required Permits be obtained prior to commencement of work. Except as provided below, any cash provided in accordance with clause (ii) above shall be applied as if such cash were insurance proceeds. No payment made prior to the final completion of the Restoring shall exceed ninety percent (90%) of the value of the work performed or materials delivered, as applicable, from time to time, as such value shall be determined by Mortgagee in its sole and exclusive judgment. Funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds, except as may otherwise be provided herein; and at all times the undisbursed balance of such proceeds remaining in the hands of Mortgagee, together with any cash deposit delivered to Mortgagee in accordance with clause
(ii) above to pay the cost of completion of the Restoring, shall be at least sufficient in the sole and absolute judgment of Mortgagee to pay the entire unpaid cost of the completion of the Restoring, free and clear of all Liens or claims for Lien other than Permitted Liens. In addition to all other conditions contained in this Section 12, final payment of all insurance proceeds remaining with Mortgagee shall be made upon receipt by Mortgagee of a certification by an Independent Architect approved by Mortgagee as to the completion of the Restoring substantially in accordance with the submitted plans and specifications, and the filing of a notice of completion (if such filing is required by applicable Legal Requirements). Any surplus which may remain out of insurance proceeds (or cash provided in clause (ii) above) held by Mortgagee after payment of such costs of Restoring shall be applied by Mortgagee to reduce the Obligations. If there is an Event of Default while Mortgagee is holding funds for Restoring (including for these purposes any cash deposited in accordance with clause (ii) above), Mortgagee may at its sole option apply such funds against the Obligations in such order or manner as Mortgagee may in its sole discretion elect. If the cost to Restore the loss or damage from any casualty is estimated to exceed Two Hundred Fifty Thousand Dollars ($250,000) or would otherwise constitute a Material Alteration, Mortgagor shall pay, from time to time, within five days after demand therefor, the fees and expenses of any consultant hired by Mortgagee to review the progress of the Restoration and inspect the work of Restoration, which consultant's approval shall be required for any disbursement to be made. Mortgagee shall not be obligated to see to the proper application of funds disbursed to Mortgagor pursuant hereto, whether pursuant to the above conditions or upon waiver thereof.

         SECTION 13. Condemnation and Eminent Domain.

         (a) Any and all awards (the "Awards") heretofore or hereafter made or to be made by any governmental or other lawful authority for the taking by condemnation or eminent domain, of all or any part of the Premises (including any award from the United States government at any time after the allowance of a claim therefor, the ascertainment of the amount thereof, and the issuance of a warrant for payment thereof), or the proceeds from a transfer in lieu of a taking in connection with any such condemnation or eminent domain are hereby assigned by Mortgagor to Mortgagee, which Awards Mortgagee is hereby authorized to collect and receive from the condemnation authorities, and Mortgagee is hereby authorized to give appropriate receipts and acquittances therefor, and Mortgagee is hereby irrevocably appointed as Mortgagor's attorney-in-fact, coupled with an interest, to collect such Awards. Mortgagor shall give Mortgagee immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of the Premises and shall deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further agrees to make, execute, and deliver to Mortgagee, at any time upon request, free, clear, and discharged of any encumbrance of any kind whatsoever, any and all further assignments and other instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all Awards and other compensation heretofore and hereafter made to Mortgagor for any taking, either permanent or temporary, under any such proceeding and all proceeds paid from a sale or other transfer in lieu of or in connection with such taking, and to facilitate Mortgagee's collection and receipt of the same. If notwithstanding the foregoing provisions any Award or other compen-sation described above is nonetheless paid to Mortgagor, Mortgagor shall hold such monies in trust for the benefit of Mortgagee, shall not commingle same with any funds of Mortgagor and shall immediately pay the same to Mortgagee. The expenses incurred by Mortgagee in the collection and administration of any Award (or any other compensation or proceeds described above), including attorneys' fees, shall be included within the Obligations, and shall be reimbursed to Mortgagee upon demand or, at Mortgagee's option, in the event and to the extent sufficient Award proceeds are available, shall be deducted by Mortgagee from said proceeds in such order of priority as Mortgagee shall determine in its sole discretion. Neither Mortgagor nor Mortgagee may settle or compromise any claim for or right to receive any Award (or related compensation) or its rights under any proceeding with respect thereto without the prior written consent of the other. Notwithstanding any taking (including, without limitation, any transfer made in lieu of or in connection with such taking), Mortgagor shall continue to pay the Loan with interest thereon at the time and in the manner provided for in the Note and the other Loan Documents. Mortgagee shall not be limited to any interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate set forth in the Note and Loan Agreement.

         (b) In the event of any partial taking of the Premises or any interest in the Premises (or transfer in lieu thereof or in connection therewith) which in the sole judgment of Mortgagee leaves the Premises (after taking into account any Restoring to be performed) as an architectural and economic unit of the same character and not materially less valuable than the same was immediately prior to the taking, and (i) in Mortgagee's reasonable judgment the cost of Restoring the Premises is less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) and such Restoring can be substantially completed before the date which is three (3) months prior to the Maturity Date, then Mortgagee, upon request by Mortgagor, shall permit Mortgagor to apply for and receive the Award proceeds and other compensation paid in connection therewith directly from the condemning authority (and Mortgagee shall advise the condemning authority to pay over such Awards directly to Mortgagor), to the extent required to pay for any such Restoring, with any excess thereof being paid to Mortgagee to be applied against the Obligations, (ii) in Mortgagee's reasonable judgment the cost of Restoring the Premises is greater than Two Hundred Fifty Thousand Dollars ($250,000.00) but less than One Million Dollars ($1,000,000.00) and such Restoring can be substantially completed before the date which is three (3) months prior to the Maturity Date), then the Awards and other compensation paid in connection therewith (after deducting Mortgagee's fees as provided in Section 13(a) hereof) shall be applied to reimburse Mortgagor for the cost of Restoring the Premises and Mortgagor shall Restore the Premises in accordance with Section 12 hereof, or (iii) in Mortgagee's reasonable judgment the cost of Restoring the Premises is greater than One Million Dollars ($1,000,000.00) or such Restoring cannot be substantially completed before the date which is three (3) months prior to the Maturity Date), then Mortgagee shall, in its sole discretion, apply the Awards either (x) to reduce the Obligations, in such order or manner as Mortgagee may elect; or (y) to reimburse Mortgagor for or to pay the cost of Restoring the loss or damage caused by such taking (after deducting Mortgagee's fees as provided in Section 13(a) hereof) and Mortgagor shall Restore the Premises in accordance with Section 12 hereof, and in either event, any such Award and other compensation paid in connection therewith (after deducting Mortgagee's fees as provided in Section 13(a) hereof) shall be disbursed in the same manner, and subject to the same limitations, as provided in Section 12 hereof for the application of insurance proceeds; provided, however, that any surplus after payment of such cost of Restoring shall, at the election of Mortgagee, be applied against the Obligations, in such order and manner as Mortgagee shall elect.

         SECTION 14. Assignment of Leases and Rents. Mortgagor hereby absolutely and presently sells, assigns and transfers unto Mortgagee the Leases and all of the Receipts. Without limiting the foregoing, prior to the occurrence of an Event of Default, Mortgagee hereby grants to Mortgagor a license to collect the Receipts and to act under the Leases, subject, however, to the further conditions and limitations with respect thereto contained herein and in the other Loan Documents, and provided, further, that, at all times, the Receipts shall be collected and applied in accordance with applicable provisions of the Loan Agreement. Upon the occurrence of an Event of Default, and whether or not a receiver has been sought or appointed and whether or not Mortgagee has taken possession of the Premises, the aforesaid license shall automatically terminate, and Mortgagee may collect all Receipts, and apply the Receipts so collected in their entirety to, at Mortgagee's option, Taxes, insurance premiums, costs of repair, alteration and/or Restoring of the Premises, utility charges and other costs of operating, maintaining or leasing the Premises and/or to the Obligations (in such order and manner as Mortgagee may in its sole discretion elect), after deducting Mortgagee's costs and expenses of collection of such Receipts (including, without limitation, attorneys' fees and the costs and expenses of litigation). Nothing herein contained shall be construed as constituting Mortgagee a "mortgagee-in-possession" in the absence of the taking of actual possession of the Premises by Mortgagee pursuant to Section 21 hereof. Possession by a court-appointed receiver will not be considered possession by Mortgagee. From time to time, following Mortgagee's written request therefor, Mortgagor will furnish

Mortgagee with executed copies of each of the Leases. Neither the assignment set forth above nor any other provision of this Mortgage or the other Loan Documents shall impose upon Mortgagee any duty to produce any Receipts or cause Mortgagee to be (x) responsible for performing any of the obligations of the lessor under any Lease, or (y) responsible or liable for any waste by any lessees or others, for any dangerous or defective conditions of the Premises, for negligence in the management, upkeep, repair, or control of the Premises or any other act of omission by any other Person. The assignment contained in this Section 14 is intended to be supplemental to, and not in lieu of, the assignment contained in the Assignment of Leases and Rents being delivered by Mortgagor to Mortgagee simultaneously herewith.

         SECTION 15. Modification; Termination; Etc. Mortgagor shall neither do nor neglect to do, nor permit to be done, anything with respect to any Major Lease which may substantially diminish or impair the value thereof, or the rents provided for therein or the interest of Mortgagor or Mortgagee therein or thereunder. Except with the written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed, Mortgagor shall not enter into, modify, amend, terminate or consent to the cancellation or surrender of, any Major Lease or collect any rent or other payment under any Major Lease more than one (1) month in advance of the due date thereof.

         SECTION 16. Mortgagee's Performance of Mortgagor's Obligations. In addition to any other rights or remedies of Mortgagee hereunder, under the other Loan Documents or at law or in equity, upon the occurrence of an Event of Default (or prior thereto, if Mortgagee determines in its sole but good faith judgment that the same is necessary to preserve the Premises or the liens of the Existing Mortgages, as amended and restated by this Mortgage, or the other Loan Documents thereon or on any other collateral securing the Obligations or is necessary to protect the life, health or safety of any Persons on or near the Premises or the property of any such Person) Mortgagee, either before or after acceleration of the Obligations, may, but shall not be required to, make any payment or perform any act required to be performed by Mortgagor hereunder or under any of the other Loan Documents (whether or not Mortgagor is personally liable therefor) in any form and manner deemed appropriate and expedient to Mortgagee, including, without limitation, if applicable, paying any Taxes which remain unpaid; procuring the release, discharge, compromise or settlement of any Lien filed or otherwise asserted against the Premises which was not discharged by Mortgagor in accordance with the provisions of this Mortgage, the Loan Agreement or the other Loan Documents; and obtaining Insurance Policies where the required evidence that Mortgagor had obtained the same has not been delivered to Mortgagee as required hereunder. Upon any such payment or performance of any such act, Mortgagee shall as soon as possible provide notice thereof to Mortgagor but its failure to do so shall not affect the rights of Mortgagee or the obligations of Mortgagor hereunder. Mortgagee may, but shall not be required to, complete construction, furnishing and equipping of the Improvements and rent, operate and manage the Premises and such Improvements and pay operating costs and expenses, including management fees, of every kind and nature in connection therewith. All monies paid, and all expenses paid or incurred, in each case in connection with in Mortgagee acting under any of the provisions of this Section 16, including attorneys' fees and other monies advanced by Mortgagee to protect the Premises and the liens of the Existing Mortgages, as amended and restated by this Mortgage, shall automatically be deemed Obligations, whether or not the Obligations, as a result thereof, shall exceed the face amount of the Note, and shall become immediately due and payable on demand, with interest to accrue and be payable thereon from the date such monies were paid or advanced, as the case may be, at the Default Rate. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default nor shall the provisions of this Section 16 or any exercise by Mortgagee of its rights hereunder prevent any default from constituting an Event of Default. Mortgagor acknowledges that pursuant to the Loan Agreement, certain amounts paid and expenses incurred by Mortgagee (or any servicer on its behalf) thereunder and under the other Loan Documents shall constitute protective advances and be deemed Obligations hereunder. Mortgagee, in making any payment hereby or elsewhere in this Mortgage authorized (a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof and without inquiry as to whether or not such Taxes have been paid, any such bill, statement or estimate constituting prima facie evidence of non-payment thereof, (b) for the purchase, discharge, compromise or settlement of any Lien, may do so without inquiry as to validity or amount of any claim for any Lien which may be asserted; or (c) in connection with the completion of construction, furnishing or equipping of the Premises or the rental, operation, or management of the Premises or the payment of operating costs and expenses thereof or the making of any other advance permitted by this
Section 16, may do so on the basis, in such amounts and to such persons as Mortgagee may in its sole discretion deem appropriate. Nothing herein shall be construed to require Mortgagee to advance or expend monies for any purpose mentioned herein, or for any other purpose. In exercising any right or remedy hereunder or under the other Loan Documents, Mortgagee shall be accountable only for amounts it actually receives as a result thereof, and for any of its acts or omissions in connection with the exercise of any such right or remedy

Mortgagee shall not have any liability to Mortgagor except for its own active gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         SECTION 17. Security Agreement. Mortgagee and Mortgagor agree that this Mortgage shall constitute a Security Agreement within the meaning of the Code with respect to (i) any and all sums at any time on deposit for the benefit of Mortgagee or held by Mortgagee (whether deposited by or on behalf of Mortgagor or anyone else) pursuant to any of the provisions of this Mortgage and (ii) any personal property included in the granting clauses of this Mortgage (a security interest in which is governed by the Code) and all replacements, substitutions for, additions to, and proceeds of such personal property (collectively, the "Collateral"), and that a security interest in and to the Collateral is hereby granted to Mortgagee, and the Collateral and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Obligations. All of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Premises; and the following provisions of this Section 17 shall not limit the applicability of any other provision of this Mortgage but shall be in addition thereto:

                    (i) The Collateral is to be used by Mortgagor (being the debtor as that term is used in the Code the (the "Debtor")) solely for business purposes.

                    (ii) The Collateral will be kept at the Premises, and, except for Obsolete Collateral or as otherwise permitted by the Loan Agreement or any other Loan Document, will not be removed therefrom without the consent of Mortgagee (being the secured party as such term is defined in the Code (the "Secured Party")). The Collateral may be affixed to the Premises but will not be affixed to any other real estate.

                    (iii) Except for financing statements perfecting security interests permitted under the Loan Agreement or any other Loan Document, no financing statement (other than financing statements showing Mortgagee as the sole secured party) covering any of the Collateral or any proceeds thereof is on file in any public office; and Mortgagor will at its own cost and expense, execute and deliver to Mortgagee, upon demand, such financing statements and other documents in such form as is satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time request or as may be necessary or appropriate to establish and maintain a first priority perfected security interest in the Collateral as security for the Obligations; and Mortgagor will pay the cost of filing or recording such financing statements or other docu-ments, and this instrument, in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable and shall pay all costs and expenses of any record searches for financing statements that Mortgagee may require.

                    (iv) Upon an Event of Default hereunder, Mortgagee shall have, in addition to any other remedies set forth herein or available at law or in equity, the remedies of a secured party under the Code, including, without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Mortgagor can give authority therefor, with or without judicial process, enter (if this can be done without breach of the peace), upon any place which the Collateral or any part thereof may be situated and remove the same therefrom (provided, however, that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the Code); and Mortgagee shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Mortgagor's right of redemption in satisfaction of Mortgagor's obligations, as provided in the Code. Upon an Event of Default hereunder, Mortgagee may render the Collateral unusable without removal and may dispose of the Collateral on the Premises. Upon an Event of Default hereunder, Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee for its possession at a place to be designated by Mortgagee. Mortgagee will give Mortgagor notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of notice shall be met if such notice is mailed, by United States mail or equivalent, postage prepaid, to the address of Mortgagor herein set forth at last ten (10) days before the time of the sale or disposition. Mortgagee may buy at any public sale and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Mortgagee may buy at private sale. Any such sale may be held as part of and in conjunction with any foreclosure sale of the Premises, the Premises including all or any portion of the Collateral to be sold as one lot if Mortgagee so elects. The net proceeds realized upon any such disposition, after deduction for the actual expenses of retaking, holding fees and legal expenses incurred by preparing for sale, selling or the like and the attorney, Mortgagee, shall be applied against the Obligations, in such order and manner as Mortgagee shall in its sole discretion elect.

                    (v) The terms and provisions contained in this Section 17 shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code.

                    (vi) This Mortgage is intended to be a financing statement within the purview of Section 9-402(6) of the Code with respect to the Collateral and the goods described herein, which goods are or may become fixtures relating to the Premises. The addresses of Mortgagor (Debtor) and Mortgagee (Secured Party) are as first set forth above.

                    (vii) The filing of any financing statement with respect to the Collateral (or any portion thereof) and the provisions of this
          Section 17 (and similar provisions elsewhere in this Mortgage or the other Loan Documents relating to the Collateral) shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the Premises and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as part of the real estate irrespective of whether any such item is physically attached to the Improvements. However, the filing of any financing statements and the provisions of this Section 17 are intended to cover any Collateral to the extent that the above-stated intention and declaration may not be fully effective or to the extent Mortgagee otherwise determines that it is in its best interest to proceed against all or any portion of the Collateral as personal property rather than real estate.

         SECTION 18. Restrictions on Transfer; Maintenance of Existence.

         (a) Except as expressly permitted under the Loan Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, create, effect, consent to, suffer to exist or permit any Transfer.

         (b) Except as provided in the Loan Agreement, Mortgagor will, and will cause each general partner or managing member to, at all times preserve its existence and will obtain and maintain in full force and effect all franchises, privileges, rights, licenses and permits and all other consents, approvals and authorizations of any Governmental Authority with authority over such entity or the Premises and its qualification to do business in the State of New York and in each other jurisdiction in which the nature of its business or the character of its assets makes such qualification necessary.

         SECTION 19. Events of Default. If one or more of the following events (each an "Event of Default" and collectively, "Events of Default")) shall occur for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) an Event of Default shall occur under the Loan Agreement (including, without limitation, by reason of any cross-default provision thereof); or

         (b) any casualty insurance required to be maintained with respect to the Premises pursuant to Sections 8 and 9 hereof shall not be in effect or shall otherwise expire without being replaced by insurance satisfying the requirements of Sections 8 and 9 hereof (or Mortgagor fails to deliver to Mortgagee evidence satisfying the provisions of Section 9 hereof that such replacement insurance was obtained); or

         (c) Mortgagor shall otherwise, to the extent not covered in (b), above, default in complying with its obligations under Sections 8 and 9 hereof and such default continues for a period of ten (10) days after notice is given by Mortgagee to Mortgagor thereof; or

         (d) Any attempt by Mortgagor to assign its rights under this Mortgage;
or

         (e) Any other default in the performance or payment, or breach, of any material covenant, warranty, representation or agreement of Mortgagor contained herein or in any other Loan Document (other than a covenant, representation or agreement, a default in the performance or payment of or the breach of which is specifically addressed elsewhere in this section), which default is not cured within thirty (30) Business Days after receipt by Mortgagor of notice from Mortgagee in writing of such breach. If cure of such default (a) would require performance of an Obligation other than payment of indebtedness and (b) cannot be effected within said 30 Business Day period despite Mortgagor's diligence in prosecuting such cure, then, provided Mortgagor commences to cure within said thirty (30) Business Day period and diligently prosecutes said cure to completion, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default; provided, however, that such extended period shall in no event exceed 120 days; provided, further, that Mortgagor shall provide Mortgagee with a written report and evidence of the progress of Mortgagor's cure efforts 90 days after commencement of such 120-day cure period; or

         (f) this Mortgage or any other Loan Document or any Lien granted hereunder or thereunder shall, in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of Mortgagor, or any Lien securing the Obligations shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Liens (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document); or

         (g) any "Event of Default" as defined in any Loan Document other than this Mortgage occurs.

         (h) any Governmental Authority shall issue an order or decree declaring unlawful or suspending the current operation of the Premises or any material portion thereof, which order or decree remains undischarged or unstayed for a period of thirty (30) days after issuance thereof; or

         (i) formal charges are filed against Mortgagor or any of its Affiliates, under any Legal Requirement which could lead to a forfeiture of the Premises or any part thereof or other material adverse effect on the liens of the Existing Mortgages, as amended and restated by this Mortgage and the other Loan Documents, thereon, and such charges remain undismissed or unstayed for a period of at least sixty (60) days after the initial filing thereof;

then, Mortgagee is hereby authorized and empowered, at its option and without affecting the liens of the Existing Mortgages, as amended and restated by this Mortgage or the priority of said consolidated liens or any other right of Mortgagee hereunder, (i) to declare, without further notice, all Obligations to be immediately due and payable with interest thereon at the Default Rate, whether or not such Event of Default shall be thereafter remedied by Mortgagor, and (ii) to exercise any right, power or remedy provided by this Mortgage, the Note, the Loan Agreement, any of the other Loan Documents or by law or in equity (including, without limitation, by suit for the specific performance of any covenant or agreement contained herein or in the other Loan Documents).

         SECTION 20. Foreclosure.

         (a) When an Event of Default shall have occurred and is continuing or the Obligations shall become due, whether at maturity, by acceleration or otherwise, Mortgagee shall have the right to foreclose the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage in accordance with the laws of the State of New York. In any suit to foreclose the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, there shall be allowed and included as additional Obligations in the decree of sale, all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title insurance policies, environmental review or testing of the Premises, and similar data and assurances with respect to title and the Premises' condition as Mortgagee may in its sole discretion deem necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value or condition of the Premises and the right to such fees and expenses shall be deemed to have accrued on commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. All expenditures and expenses of the nature mentioned in this Section 20(a) shall be included in the Obligations and shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate until paid.

         (b) In connection with any foreclosure sale permitted hereunder, Mortgagee is hereby authorized and empowered to: (i) to the extent permitted by and in accordance with the applicable provisions of law with respect to real property, sell, assign, transfer and deliver the whole or, from time to time, any part of the Premises, or any interest in any part thereof, at any private sale or by public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Mortgagee in its sole and absolute discretion may determine (such empowerment and procedure being hereinafter referred to as the "Power of Sale"), or (ii) foreclose the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, for such indebtedness, or such part thereof, by judicial action. With respect to the Power of Sale, Mortgagee may postpone sale of all or any portion of the Premises by announcement at the time and place of sale, and, from time to time thereafter, may further postpone such sale by announcement at the time and place fixed at the preceding postponement. Mortgagee shall deliver to the purchaser its deed or other appropriate instrument transferring title to the Premises, or the interest therein so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of any matter or act shall be conclusive proof of the truthfulness thereof. In case of any sale under this Mortgage, by virtue of judicial proceedings, Power of Sale, or otherwise, the Premises may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may elect.

         (c) If a foreclosure sale is made as to part, but not all of the Obligations, such sale may be subject to the continuing consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage for the unmatured part of the Obligations. Any sale pursuant to a partial foreclosure shall not in any manner affect the unmatured or otherwise unsatisfied part of the Obligations (and Mortgagee's rights to conduct subsequent foreclosure sales with respect thereto), but, as to such unmatured or otherwise unsatisfied part this Mortgage, the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage shall remain in full force and effect as if no foreclosure sale had been made under the provisions of this Section 20. Notwithstanding the filing of any action for partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the entire Obligations by reason of the Event of Default or Events of Default upon which such partial foreclosure was predicated or by reason of any other Event of Default, and proceed with full foreclosure proceedings.

         (d) In any action to foreclose the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, including a partial foreclosure, no defense, counterclaim or setoff shall be available to Mortgagor other than one which denies the existence or sufficiency of the facts upon which the foreclosure action is grounded. If any defense, counterclaim or setoff, other than one permitted by the preceding sentence, is raised in such foreclosure action, such defense, counterclaim or setoff shall be dismissed; provided, however, if such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, such claim may be brought in a separate action which shall not thereafter be consolidated with the foreclosure action. The bringing of any such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action.

         (e) Mortgagee, or any nominee of Mortgagee, may be a purchaser of the Premises or a portion thereof or any interest therein at any sale thereof, and may apply to the purchase price all or any part of the Obligations in lieu of payment in cash of the amount of such Obligations applied. Any such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage to the extent of the amount of Obligations so applied, if less than all, and free in any event of all rights of redemption in Mortgagor.

         SECTION 21. Right of Possession. When an Event of Default has occurred and is continuing or when the Obligations shall otherwise become due, whether by maturity, acceleration or otherwise, Mortgagor shall, forthwith upon demand of Mortgagee, surrender to Mortgagee, and Mortgagee shall be entitled to take actual possession of, the Premises or any part thereof, personally, by its agent or attorneys or have a receiver placed in possession pursuant to court order, and Mortgagee, in its discretion, personally, by its agents or attorneys or the receiver, if any, may enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers, and accounts of Mortgagor, and may exclude Mortgagor, and any agents and servants thereof wholly therefrom and may, on behalf of Mortgagor, or in its own name as Mortgagee and under the powers herein granted take any and all actions in connection with the operation, maintenance, management and use of the Premises including, without limitation, to:

         (a) hold, operate, manage, and control all or any part of the Premises and conduct the business thereof, if any, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the Receipts, including without limitation actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, all without notice to Mortgagor;

         (b) cancel or terminate any Lease or sublease of all or any part of the Premises for any cause or on any ground that would entitle Mortgagor to cancel the same;

         (c) elect to disaffirm any Lease or sublease of all or any part of the Premises made subsequent to this Mortgage in violation of the terms of the Loan Agreement;

         (d) extend or modify any then existing Leases and make new Leases of all or any part of the Premises, which extensions, modifications, and new Leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the Maturity Date, it being understood and agreed that any such Leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor, all persons whose interests in the Premises are subject to the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, and the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, reinstatement, discharge of the Obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any such purchaser;

         (e) make all necessary or proper repairs, decoration renewals, replacements, alterations, additions, betterments, and improvements in connection with the Premises as may seem judicious to Mortgagee in its sole discretion, insure and reinsure the Premises and all risks incidental to Mortgagee's possession, operation, and management thereof, and receive all Receipts;

         (f) cancel or modify any management agreement affecting the Premises;

         (g) cancel or modify or replace any agreement affecting the Premises with any Affiliate of Mortgagor;

         (h) enter into any management, leasing or brokerage agreements covering the Premises in accordance with the terms of the Loan Agreement and the other Loan Documents; or

         (i) after allowing a fee for the collection thereof (including lease commissions and other compensation and expenses of seeking and procuring tenants and entering into Leases) and for the management of the Premises, apply the net income to the payment of Taxes, insurance premiums, costs of the matters described in clause (e) above, costs of operating and maintaining the Premises and other charges applicable to the Premises, or in reduction of the Obligations in such order and manner as Mortgagee shall in its sole discretion select.

         Nothing herein contained shall be construed as constituting Mortgagee a "mortgagee-in-possession" in the absence of the actual taking of possession of the Premises. Mortgagor shall and does hereby agree to indemnify and hold harmless Mortgagee of and from any and all liability, loss or damage which it may or might incur by reason of its performance of any action authorized under this Section 21 (other than liability, loss or damage caused by the gross negligence or willful misconduct of Mortgagee) and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements of Mortgagor. Should Mortgagee incur any such liability, loss or damage by its performance or nonperformance of actions authorized by this Section 21, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys' fees and disbursements, together with interest on any such amount at the Default Rate, shall be Obligations and Mortgagor shall reimburse Mortgagee therefor immediately upon demand.

         SECTION 22. Receiver. Mortgagee as a matter of right may appoint or secure the appointment of a receiver, trustee, liquidator or similar official of the Premises or any portion thereof, and Mortgagor hereby without notice to Mortgagor and without regard to the value of the Premises or adequacy of the security for the Obligations and without regard to the solvency of Mortgagor, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Mortgagee to receive the Receipts with respect to any of the Premises pursuant to this Mortgage or any other Loan Documents. Without limiting the generality of the foregoing, such receiver shall have, as permitted by the court ordering the same, the power to make Leases to be binding upon all parties, including Mortgagor, the purchaser at a sale pursuant to a judgment of foreclosure and any person acquiring an interest in the Premises after entry of a judgment of foreclosure and the power to extend or modify any then existing Leases, which extensions and modifications may provide for terms to expire, or for options for lessees to extend or renew beyond the Maturity Date, it being understood and agreed that any such Leases, and the options or other provisions to be contained therein, shall be binding upon Mortgagor and all the persons whose interest in the Premises are subject to the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, reinstatement, discharge of the Obligations, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser. In addition, such receiver shall have, as permitted by the court ordering the same, all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of the period of such receivership.

         SECTION 23. Proceeds of Foreclosure Sale. The proceeds of any foreclosure sale of the Premises shall be distributed and applied in the following order of priority: (a) First, to payment of all costs and expenses incident to the foreclosure proceedings; (b) Second, to all sums expended under the terms hereof, not then repaid, with accrued interest at the rate provided herein or, if none is provided, at the Default Rate; (c) Third, to all other sums which under the terms hereof constitute Obligations other than the principal and interest payable under the Note and the Loan Agreement thereto in such order as Mortgagee shall in its sole discretion elect, with interest thereon as herein provided; (d) Fourth, to all principal and interest payable under the Note and the Loan Agreement thereto in such order as Mortgagee shall in its sole discretion elect; and (f) Fifth, the remainder, if any, to the person or persons legally entitled thereto.

         SECTION 24. Waiver of Right of Redemption and Other Rights. To the full extent permitted by law, Mortgagor hereby covenants and agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any advantage of, any stay, exemption or extension law or any so-called "moratorium law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Premises, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or to any decree, judgment or order of any court of competent jurisdiction, or claim or exercise any rights under any statute now or hereafter in force to redeem the property, or any part thereof, or relating to the marshaling thereof, upon foreclosure sale or other enforcement hereof. To the fullest extent permitted by law, Mortgagor hereby expressly waives any and all rights to reinstatement and redemption, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirect) by, through or under Mortgagor and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date hereof, it being the intent hereof that any and all such rights of reinstatement and redemption of Mortgagor and such other persons, are and shall be deemed to be hereby waived to the fullest extent permitted by applicable law. To the fullest extent permitted by law, Mortgagor hereby waives any statute of limitations applicable to this Mortgage or the other Loan Documents. To the fullest extent permitted by law, Mortgagor agrees that it will not, by invoking or utilizing any applicable law or laws or otherwise, hinder, delay or impede the exercise of any right, power or remedy herein or otherwise granted or delegated to Mortgagee, but will suffer and permit the exercise of every such right, power and remedy as though no such law or laws have been or will have been made or enacted. To the fullest extent permitted by law, Mortgagor hereby agrees that no action for the enforcement of the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note.

         SECTION 25. Effect of Releases, Extensions, Amendments, Etc. If the payment of the Obligations, or any part thereof, be extended or varied, or if any part of the security or guaranties therefor or if any other person or entity obligated therefor be released, Mortgagor and all other parties now or at any time hereafter liable therefor, if any, or having an interest in the Premises, shall be held to assent to such extension, variation or release, and their liability, if any, and the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, and all provisions hereof, shall continue in full force and effect; the right of recourse against Mortgagor and all such other parties (other than any person or entity so expressly released) being expressly reserved by Mortgagee, notwithstanding any such extension, variation or release. Any person, firm or corporation taking a junior mortgage, or other lien upon the Premises or any part thereof or any interest therein, shall take said lien subject to the rights of Mortgagee to amend, modify, extend or release the Note, this Mortgage, or any other document or instrument evidencing, securing or guarantying the Obligations, in each and every case without obtaining the consent of the holder of such junior lien and without the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage losing their priority over the rights of any such junior lien except as may otherwise be expressly provided in a separate subordination agreement, if any, by and between Mortgagee and the holder of such junior lien.

         SECTION 26. Occupancy by Mortgagor. If a receiver has been appointed to collect the Receipts or if Mortgagee enters the Premises in the exercise of its remedies under this Mortgage and if Mortgagor is allowed to remain in actual occupancy of the Premises, Mortgagor shall become a tenant-at-will and Mortgagor will thereafter pay to Mortgagee or to any receiver so appointed, in advance, a reasonable rental for any part of the Premises occupied by Mortgagor. If Mortgagor fails to pay such rental, Mortgagor may be dispossessed by the usual legal proceedings available against any defaulting tenant of real estate.

         SECTION 27. Successors and Assigns.

         (a) Holder of the Note. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon Mortgagor and its successors and permitted assigns (including, without limitation, each and every record owner from time to time of the Premises or any other Person having an interest therein), and shall inure to the benefit of Mortgagee and its successors and assigns. Wherever herein "Mortgagee" is referred to, such reference shall be deemed to include the holder from time to time of the Note and the Existing Notes, whether so expressed or not and each such holder from time to time of the Note and the Existing Notes shall have and enjoy all of the rights, privileges, powers, options and benefits afforded hereby and hereunder, and may enforce all and every of the terms and provisions hereof, as fully and to the same extent and with the same effect as if such holder of the Note and the Existing Notes from time to time were herein by name specifically granted such rights, privileges, powers, options and benefits and was herein by name designated "Mortgagee".

         (b) Covenants Run With Land, Successor Owners. All of the covenants of this Mortgage shall run with the Land and be binding on any successor owners of the Premises or any portion thereof. If the ownership of the Premises or any portion thereof becomes vested in a person or persons other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor- or successors-in-interest of Mortgagor with reference to this Mortgage and the Obligations in the same manner as with Mortgagor without in any way releasing or discharging Mortgagor from its obligations hereunder. The word "Mortgagor" when used herein shall include the original Mortgagor named in the first paragraph hereof, the original Mortgagor's successors and permitted assigns and all owners from time to time of the Premises or any portion thereof claiming by, through or under Mortgagor. Mortgagor will give immediate written notice to Mortgagee of any conveyance, transfer or change of ownership of the Premises, but nothing in this
Section 27 shall be deemed to permit any such transfer not otherwise expressly permitted by the Loan Agreement.

         SECTION 28. Subrogation. If any part of the Obligations is used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Premises or any part thereof, then, to the extent permitted by law, Mortgagee shall be subrogated to the rights of the holder thereof in and to such other lien or encumbrance and any additional security held by such holder, and shall have the benefit of the priority of the same.

         SECTION 29. Governing Law. The place of negotiation, execution and delivery of this Mortgage is the State of New York. This Mortgage shall be governed by and construed and enforced in accordance with the laws of the State of New York. It is the intent of the parties hereto that the provisions of
Section 5-1401 of the General Obligations Law of the State of New York apply to this Mortgage.

         SECTION 30. Servicer or Other Agent. All rights and remedies of Mortgagee under this Mortgage and under any other Loan Document may be exercised by a servicer or other agent appointed by Mortgagee to exercise the same and any action taken by such servicer or other agent on behalf of Mortgagee hereunder or under any other Loan Document shall have the same force and effect as if taken by Mortgagee.

         SECTION 31. Captions and Pronouns.

         (a) The captions and headings of the various sections of this Mortgage are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

         (b) Wherever reference is made in this Mortgage to the Note, Existing Notes, Mortgage, Existing Mortgages, or any other Loan Document, the same shall be deemed to refer to such document as the same may have been or be amended or modified from time to time.

         SECTION 32. Report of Real Estate Transaction. Mortgagor has made or provided for making, on a timely basis, any reports or returns required under
Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required by state or local law) relating to the Premises, notwithstanding the fact that the primary reporting responsibility may fall on Mortgagee, counsel for Mortgagee, or any other party. Mortgagor's obligations under this Section 32 will be deemed to be satisfied if proper and timely reports and returns required under this Section 32 are filed by a title company or real estate broker involved in the real estate transaction relating to the Premises, but nothing contained herein shall be construed to require such returns or reports to be filed by Mortgagee or counsel for Mortgagee.

         SECTION 33. Release. If Mortgagor shall fully pay to Mortgagee all principal outstanding under the Note, all interest accrued thereon, all prepayment premiums, if any, with respect thereto, all advances made hereunder together with interest thereon as provided herein and all other sums owing hereunder or under any of the other Loan Documents whether deemed Obligations or otherwise, and provided, that with respect to any payment made prior to the Maturity Date, such prepayment is permitted under the Note, Mortgagee, at Mortgagor's option, shall either (i) release this Mortgage and the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage by proper instrument(s) or (ii) assign this Mortgage and the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage by proper instrument(s) to such party as Mortgagor shall reasonably request and Mortgagor shall pay all fees in connection with the preparation, recordation and filing of such instruments.

         SECTION 34. Mortgage Recording Tax. Mortgagor agrees that if, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Mortgagor or the Premises or any portion thereof, any stamp, mortgage recording or other tax (other than real estate taxes) is due or becomes due in respect of the issuance of the Note, the execution and delivery of the Loan Agreement or the execution, delivery or recording of this Mortgage (or any mortgage consolidated hereby) including, but not limited to the Existing Mortgages or any assignment of leases and rents given as security for the Note, or is otherwise required to be paid in order to enforce this Mortgage or to foreclose the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, Mortgagor covenants and agrees to pay such tax at the time and in the manner required by any such law. Mortgagor further covenants to defend and hold harmless and agrees to indemnify Mortgagee, its successors or assigns, against any liability incurred by reason of any such imposition of any such tax or any claim therefor.

         SECTION 35. Exempt Transaction Under Truth-in-Lending. Mortgagor and Mortgagee agree that the obligations secured hereby are an exempt transaction under the Truth-in-Lending Act, 15 U.S.C., Section 1601 et seq.

         SECTION 36. Waiver. Mortgagee's failure in one or more instances to exercise the option for acceleration of maturity and/or foreclosure or sale following an Event of Default or to exercise any other of Mortgagee's rights, privileges or options hereunder or under the other Loan Documents, or Mortgagee's acceptance of partial payments under the Loan Documents, or any course of conduct between Mortgagor and Mortgagee does and shall not constitute a waiver of the Event of Default or of any right, privilege or option, or extend or affect any grace period, but rather such rights, privileges and options will remain continuously in force. Mortgagee's waiver of any option, right or remedy will only be valid if made in writing and only for the instance given. Acceleration of maturity, once claimed by Mortgagee under this Mortgage, may be rescinded, at Mortgagee's option, by Mortgagee's written acknowledgment to that effect. The tender and acceptance of partial payments alone will not in any way affect or rescind an acceleration of maturity, extend or affect any grace period or constitute a waiver of a default.

         SECTION 37. Tax Certiorari. From and during the continuance of an Event of Default, Mortgagee shall have the right to settle, on Mortgagor's behalf, any and all tax certiorari proceedings relating to the Premises and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, with full power of substitution, to settle such proceedings, which power of attorney is irrevocable and coupled with an interest.

         SECTION 38. Lost Note. If Mortgagee provides evidence by a properly executed and acknowledged affidavit of a duly authorized officer or representative that the Note (or any note comprising the Note) is mutilated, destroyed, lost, or stolen, Mortgagor shall promptly deliver to Mortgagee, in substitution therefor, a new promissory note containing the same terms and conditions as the Note (or any note comprising the Note) with a notation thereon
(i) of the unpaid principal and accrued and unpaid interest and (ii) stating that such promissory note is a duplicate original of the Note (or any note comprising the Note), intended to replace the Note (or any note comprising the
Note).

         SECTION 39. Notice. All notices, consents, approvals and requests required or permitted hereunder shall be given to the parties hereto at their respective addresses set forth above in accordance with the applicable provisions of the Loan Agreement.

         SECTION 40. Waivers, Extensions, Modifications and Amendments. This Mortgage can be extended, modified or amended only in writing executed by Mortgagor and Mortgagee, and that none of the rights or benefits of Mortgagee can be waived permanently except in a written document executed by Mortgagee.

         SECTION 41. No Waiver. Mortgagee's rights, powers, privileges and remedies under or in connection with this Mortgage are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the parties exercise thereof or by any course of dealing between Mortgagor and Mortgagee. No notice to or demand on Mortgagor in any case shall entitle Mortgagor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Mortgagee to any other or further action in any circumstances without notice or demand.

         SECTION 42. Descriptive Headings, etc. The descriptive headings used in this Mortgage are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

         SECTION 43. Terminology. All personal pronouns used in this Mortgage, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Sections in this Mortgage are for convenience only, and neither limit nor amplify the provisions of this Mortgage, and all references in this Mortgage to Sections, Subsections, paragraphs, clauses or subclauses shall refer to the corresponding Section, Subsection, paragraph, clause or subclause of this Mortgage, unless specific reference is made to the articles, sections or other subdivisions of another document or instrument.

         SECTION 44. Waiver of Jury Trial. EACH OF MORTGAGOR AND MORTGAGEE, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS ANY SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORT-

GAGE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MORTGAGOR OR MORTGAGEE RELATING TO THE LOAN AND/OR THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS MORTGAGE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ACCEPTING THIS MORTGAGE.

         SECTION 45. Severability. In the event that any of the covenants, agreements, terms or provisions contained herein shall be found to be invalid, illegal or unenforceable in any respect, (a) the validity of the remaining covenants, agreements, terms and provisions contained herein shall remain in full force and effect and in no way be affected, prejudiced or disturbed thereby, and (b) such provisions found to be invalid, illegal or unenforceable shall be deemed modified to the extent necessary to render such provisions valid, legal and enforceable giving effect as nearly as possible to the intention of the parties hereto evidenced by such provisions and such provisions, as so modified, shall be effective hereunder.

         SECTION 46. Further Assurances. At any time, and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Mortgagee and, where appropriate, shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and refiled, at such time and in such offices and places as shall be deemed desirable by Mortgagee as Mortgagee may consider necessary or desirable in order to effectuate, or to continue and preserve the obligations of Mortgagor under this Mortgage, such documents and/or instruments as Mortgagee may request. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such documents and/or instruments for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints (which appointment is irrevocable and coupled with an interest with full power of substitution) Mortgagee the agent and attorney-in-fact of Mortgagor to do so; and Mortgagor shall reimburse Mortgagee, on demand, for all costs and expenses (including attorneys' fees and expenses) incurred by Mortgagee in connection therewith.

         SECTION 47. Amendment. Neither this Mortgage nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought. Nothing contained in this Mortgage shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Loan Agreement or any of the other Loan Documents.

         SECTION 48. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS MORTGAGE SHALL BE BROUGHT, AT MORTGAGEE'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. MORTGAGOR HEREBY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. MORTGAGOR AND MORTGAGEE IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THEM AT THEIR RESPECTIVE ADDRESSES AS SET FORTH ABOVE. MORTGAGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS MORTGAGE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST MORTGAGOR IN ANY OTHER JURISDICTION.

         SECTION 49. Environmental Indemnity. (a) Mortgagor shall protect, indemnify, save, defend, and hold harmless Mortgagee and all officers, directors, stockholders, partners, employees, agents, successors and assigns thereof (collectively, the "Indemnified Environmental Parties") from and against any and all liability, loss, damage, actions, causes of action, costs or expenses whatsoever (including attorneys' fees and expenses) and any and all claims, suits and judgments which any Indemnified Environmental Party may suffer, as a result of or with respect to: (a) any Environmental Claim relating to or arising from the Premises or any portion thereof; (b) the violation of any Environmental Law in connection with the Premises or any portion thereof; (c) any release, spill, or the presence of any Hazardous Substances affecting the Premises or any portion thereof or any real property adjoining the Premises;

and (d) the presence at, in, on or under, or the release, escape, seepage, leakage, discharge or migration at or from, the Premises or any portion thereof of any Hazardous Substances, whether or not such condition was known or unknown to Mortgagor provided that, in each case, Mortgagor may be relieved of its obligation under this subsection if any of the matters referred to in clauses
(a) through (d) above did not occur (but need not have been discovered) prior to
(1) the foreclosure of this Mortgage with respect to the Premises or the applicable portion thereof, (2) the delivery by Mortgagor to Mortgagee of a deed- or assignment-in-lieu of foreclosure with respect to the Premises or the applicable portion thereof, or (3) Mortgagee's taking possession and control the Premises or the applicable portion thereof after the occurrence of an Event of Default hereunder and such obligation is a result of the acts or omissions of any Indemnified Party. If any such action or other proceeding shall be brought against Mortgagee, upon written notice from Mortgagor to Mortgagee (given reasonably promptly following Mortgagee's notice to Mortgagor of such action or proceeding), Mortgagor shall be entitled to assume the defense thereof, at Mortgagor's expense, with counsel reasonably acceptable to Mortgagee; provided, however, that Mortgagee may, at its own expense, retain separate counsel to participate in such defense, but such participation shall not be deemed to give Mortgagee a right to control such defense, which right Mortgagor expressly retains. Notwithstanding the foregoing, each Indemnified Environmental Party shall have the right to employ separate counsel at Mortgagor's expense if, in the reasonable opinion of legal counsel to such Indemnified Environmental Party, a conflict or potential conflict exists between the Indemnified Environmental Party and Mortgagor that would make such separate representation advisable.

         (b) Mortgagor covenants that it shall diligently pursue to completion the recommendations made in that certain Phase I Environmental Site Assessment dated June 18, 1998, prepared by General Consolidated Industries, Inc.

         SECTION 50. Restriction on Leasing. Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for purposes of obtaining for Mortgagee the benefit of said Section in connection with this Mortgage.

         SECTION 51. Construction of Covenants. All covenants hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 273 of the Real Property Law of the State of New York, or any other applicable law.

         SECTION 52. Lien Law. Mortgagor, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by the Existing Mortgages, as amended and restated by this Mortgage, and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

         SECTION 53. Premises Not Improved by More than Six Residential Units. This Mortgage covers real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

         SECTION 54. Effect of This Mortgage. It is expressly understood and agreed that this Mortgage is given and recorded for the purposes of amending and restating the consolidated lien of the Existing Mortgages and modifying the terms, provisions, covenants and conditions thereof. The terms, provisions, covenants, and conditions of the Existing Mortgages (and all other documents evidencing and/or securing the loan secured thereby) are modified and superseded in their entirety by the terms, provisions, covenants and conditions of this Mortgage. No part of the indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages shall be disturbed, discharged, canceled or impaired by the execution of this Mortgage or the delivery of the Note in exchange for the Existing Notes, it being the intention of the parties hereto that no such exchange shall create any new or further principal indebtedness other than the principal indebtedness secured by, or which under any contingency may become secured by, the Existing Mortgages.

         SECTION 55. Continuation of the Air Rights Leases and the Leases.

         (a) Upon the foreclosure of the lien or liens created by the Existing Mortgages, as amended and restated by this Mortgage, on the Premises as herein provided, any Leases then existing shall not be destroyed or terminated as a result of such foreclosure unless Mortgagee or any purchaser at a foreclosure sale shall so elect by notice to the lessee in question.

         (b) If both the lessor's and the lessee's interest under any Air Rights Lease which constitutes a part of the Premises shall at any time become vested in any one Person, this Mortgage and the liens and security interests created by the Existing Mortgages, as amended and restated by this Mortgage, shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee hereunder as to each separate estate.

         (c) In the event that Mortgagor acquires the fee or any other interest in the land underlying the Air Rights Leases (or any of them) such interest shall, immediately upon such acquisition, become subject to the consolidated lien of the Existing Mortgages, as amended and restated by this Mortgage, as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein, without need for the delivery and/or recording of a supplement to this Mortgage or any other instrument.

         SECTION 56. Representations and Covenants Concerning the Air Rights Leases. Mortgagor hereby represents, warrants, covenants and agrees that:

         (a) To Mortgagor's actual knowledge (i) the Air Rights Leases are now valid and subsisting leases and are in full force and effect in accordance with the terms thereof and have not been modified except as set forth in Schedule I annexed hereto; (ii) all of the Air Rights Leases Rentals payable under the Air Rights Leases prior to the execution hereof have been paid, and (iii) Mortgagor enjoys the quiet and peaceful possession of the leasehold estate created by the Air Rights Leases and all of the terms, conditions and agreements contained in the Air Rights Leases have been performed, and no default, or circumstance which with the giving of notice, passage of time or both may become a default, exists under any of the Air Rights Leases. This Mortgage is lawfully executed and delivered in conformity with the Air Rights Leases, and the Existing Mortgages, as amended and restated by this Mortgage, are and will be kept a valid consolidated lien on the respective interests of Mortgagor therein.

         (b) Mortgagor has not delivered or received any notices of default under any of the Air Rights Leases. To the actual knowledge of Mortgagor, no predecessor of Mortgagor has delivered or received any notices of default under any of the Air Rights Leases which have not been cured or waived in accordance with the provisions of the Air Rights Leases or which have not been settled by the parties thereto. To the actual knowledge of Mortgagor, Mortgagor is not in default beyond any applicable notice or cure period under any of the terms of any of the Air Rights Leases, and there are no events or circumstances which, with the passage of time or the giving of notice or both, would constitute a default under the Air Rights Leases.

         (c) To the actual knowledge of Mortgagor, the Air Rights Lessor is not in default under any of the terms of the Air Rights Leases on its part to be observed or performed, and there are no events which, with the passage of time or the giving of notice or both, would constitute such a default under the Air Rights Leases.

         (d) Mortgagor has delivered to the Lender a true, accurate and complete copy of the Air Rights Leases.

         (e) Mortgagor will pay when due and payable all Air Rights Leases Rentals mentioned in and payable under the Air Rights Leases.

         (f) Mortgagor will perform and observe in all material respects all of the terms, covenants and conditions required to be performed and observed by Mortgagor as lessee under the Air Rights Leases and will do all things necessary to preserve and to keep unimpaired its rights under the Air Rights Leases. Mortgagor will enforce the obligations of the lessor under the Air Rights Leases to the end that Mortgagor may enjoy all of the rights granted to it as lessee under the Air Rights Leases.

         (g) Mortgagor will (i) promptly notify the Mortgagee in writing of any notice from the lessor under any of the Air Rights Leases of default by Mortgagor in the performance or observance of any of the terms covenants or conditions on the part of Mortgagor to be performed or observed under any of the Air Rights Leases, (ii) promptly notify the Mortgagee of the receipt by Mortgagor of any notice from the lessor under any of the Air Rights Leases of termination of the Air Rights Leases pursuant to the provisions thereof and
(iii) promptly cause a copy of each such notice received by Mortgagor from the lessor under any of the Air Rights Leases to be delivered to Mortgagee.

         (h) Mortgagor will promptly notify Mortgagee of any request made by either party to the Air Rights Leases for arbitration proceedings pursuant to any of the Air Rights Leases and of the institution of any arbitration proceedings, and will promptly deliver to Mortgagee a copy of the determination of the arbitrators in each such arbitration proceeding.

         (i) Mortgagor will not, without the prior written consent of Mortgagee,
(1) fail or refuse to take timely and appropriate action to renew each of the Air Rights Leases pursuant to the provisions thereof, (2) consent or refuse to consent to any action taken or to be taken by the lessor or anyone else under any of the Air Rights Leases the result of which would diminish or impair the security of the Existing Mortgages, as amended and restated by this Mortgage,
(3) further encumber the Leasehold Premises, or (4) subordinate or consent to the subordination of any of the Air Rights Leases to any mortgage or deed of trust on the lessor's interest in the premises demised by the Air Rights Leases.

         (j) If the lessor under any of the Air Rights Leases (or any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) seeks to reject or disaffirm any of the Air Rights Leases pursuant to any Bankruptcy Law and Mortgagee elects in its absolute discretion to have Mortgagor exercise its right remain in possession under any legal or equitable right Mortgagor may have to continue to occupy the premises leased pursuant to any of the Air Rights Leases, then (i) Mortgagor shall remain in such possession and shall perform all acts necessary for Mortgagor to retain its right to remain in such possession for the unexpired term of such Air Rights Leases (including all renewals thereto, whether such acts are required under the then existing terms and provisions of such Air Rights Leases or otherwise, and (ii) Mortgagor shall not elect to treat such Air Rights Leases as terminated under 11 U.S.C. Section 365(h) or any similar or successor law or right, and hereby assigns to Mortgagee the sole and exclusive right to make or refrain from making any such election, and Mortgagor agrees that any such contrary election, if made by Mortgagor, shall be void and of no force or effect, and (iii) all of the terms and provisions of this Mortgage and the liens created by the Existing Mortgages, as heretofore consolidated and as amended and restated by this Mortgage, shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Mortgagor.

         (k) Mortgagor, immediately upon obtaining actual knowledge of a breach by the lessor under any of the Air Rights Leases (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) or any inability of such lessor (or any such receiver, trustee, custodian or other party) to perform the terms and provisions of such Air Rights Leases (including by reason of a rejection or disaffirmance of the Air Rights Leases pursuant to any Bankruptcy Law), will notify Mortgagee of any such breach or inability. Mortgagor hereby collaterally assigns as security to Mortgagee the proceeds of any claim that Mortgagor may have against such lessor (or such receiver, trustee, custodian or other party) for any such breach or inability. Mortgagee shall have the sole right to elect either (i) upon the failure of Mortgagor to do so to Mortgagee's reasonable satisfaction, to proceed, upon at least three (3) days' prior written notice to Mortgagor, against such lessor (or such receiver, trustee, custodian or other party) as if it were the named lessee thereunder, in Mortgagor's name or in Mortgagee's name as agent for Mortgagor, and Mortgagor agrees to cooperate reasonably with Mortgagee in such action and shall execute any and all documents reasonably required in furtherance of such action, or (ii) to have Mortgagor proceed in Mortgagor's and Mortgagee's behalf in which event Mortgagee may participate in any such proceedings, and Mortgagor from time to time will deliver to Mortgagee all instruments reasonably requested by Mortgagee or as may be required to permit such participation. Mortgagor shall, at its expense, diligently prosecute any such proceedings, shall deliver to Mortgagee copies of all papers served in connection therewith and shall consult and cooperate with Mortgagee and its attorneys and agents, in carrying on the defense of any such proceedings; provided, that no settlement of any such proceeding shall be made by Mortgagor without Mortgagee's written consent, which consent shall not be unreasonably withheld provided no Event of Default shall be continuing.

         (l) In the event Mortgagor becomes the debtor in any voluntary or involuntary bankruptcy or similar proceeding under any federal, state or local bankruptcy insolvency or similar law, Mortgagor covenants that (i) it shall not reject or disaffirm any of the Air Rights Leases without the prior written consent of Mortgagee, and (ii) at the direction of Mortgagee it shall, in a timely fashion, (A) take all actions (including curing all existing defaults and providing assurance of future performance) as may be required to permit Mortgagor to assume each of the Air Rights Leases and (B) assume the Air Rights Leases.

         (m) Mortgagor shall diligently observe and perform or cause to be diligently observed and performed each and every material term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Premises, including, without limitation, the Air Rights Leases.

         (n) Mortgagor shall not surrender the leasehold estate, or any part thereof, created by any of the Air Rights Leases, or agree to any modification, change, supplement, alteration or amendment of any of the Air Rights Leases, in either event without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld or delayed only in the case of a non-material modification, change, supplement alteration or amendment of any of the Air Rights Leases, but may be withheld by Mortgagee in its sole and absolute discretion in the case of a surrender of the leasehold estate or any part thereof, created by any of the Air Rights Leases). Any such surrender of the leasehold estate, or any part thereof, created by any of the Air Rights Leases, or any termination or cancellation of any of the Air Rights Leases, or any part thereof, or any modification, change, supplement, alteration or amendment of any of the Air Rights Leases in violation of the foregoing provisions of this Section 56(n) shall be void ab initio and of no force and effect. If Mortgagor shall be given notice of a default in the performance or observance of any term, covenant or condition of any of the Air Rights Leases on the part of Mortgagor, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, upon the giving of at least two (2) Domestic Business Days' prior written notice to Mortgagor, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of such Air Rights Leases on the part of Mortgagor, as tenant thereunder, to be performed or observed to be promptly performed or observed on behalf of Mortgagor, to the end that the right of Mortgagor in, to and under such Air Rights Leases shall be kept unimpaired and free from default. If Mortgagee shall make any payment or perform any act or take any action in accordance with the preceding sentence, Mortgagee will notify Mortgagor promptly after the making of any such payment, the performance of any such act, or taking of any such action. In any such event, subject to the rights of lessees, sublessees and other occupants, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted the right upon the giving of at least five
(5) days' prior written notice to Mortgagor to enter upon the Premises at any time and from time to time for the purposes of taking any such action. Mortgagor shall use its reasonable good faith efforts to obtain from the landlord under each of the Air Rights Leases such certificates of estoppel with respect to compliance by Mortgagor with the terms of the Air Rights Leases as may be reasonably requested by Mortgagee from time to time and to obtain such certificates to the extent required by the Air Rights Leases; provided, however, that if Mortgagor is unable to obtain such certificates Mortgagor shall certify to the best of Mortgagor's knowledge and belief that Mortgagor and the landlord under each of the Air Rights Leases are not in default under any of the Air Rights Leases, or if any defaults exist, the nature thereof and the period of time such defaults have existed. Mortgagor shall exercise each individual option, if any, to extend or renew the term of each of the Air Rights Leases which extension or renewal of the term of the Air Rights Leases occurs prior to the Maturity Date, upon demand by Mortgagee made at any time within one (1) year prior to the last day upon which any such option may be exercised, and Mortgagor hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise any such option in the name of and on the behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage or has caused the same to be executed and delivered by its duly authorized representative as of the date first above written.


                      MORTGAGOR:

                      TOWER REALTY OPERATING PARTNERSHIP,
                      L.P., a Delaware limited partnership


                      By: Tower Realty Trust, Inc., a Maryland corporation, its general partner



                            By:   /s/ Lester S. Garfinkel
                                  -------------------------------------------
                                  Name:  Lester S. Garfinkel
                                  Title: Executive Vice President Finance &
                                         Administration and Chief Financial
                                         Officer




                      MORTGAGEE:

                      FLEET NATIONAL BANK



                      By:
                         ---------------------------------
                            Name:
                            Title:

         IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage or has caused the same to be executed and delivered by its duly authorized representative as of the date first above written.


                      MORTGAGOR:

                      TOWER REALTY OPERATING PARTNERSHIP,
                      L.P., a Delaware limited partnership


                      By:  Tower Realty Trust, Inc., a Maryland
                           corporation, its general partner



                            By:
                               ------------------------
                               Name:
                               Title:




                      MORTGAGEE:

                      FLEET NATIONAL BANK



                      By:   /s/ James B. McLaughlin
                         -----------------------------
                         Name:  James B. McLaughlin
                         Title: Vice President

STATE OF NEW YORK      )
                       )  ss:
COUNTY OF NEW YORK     )


         On the 1st day of March, 1999, before me personally came Lester S. Garfinkel, to me known, and who, being duly sworn, did depose and say that s/he resides at 292 Madison Avenue, NY, NY, that s/he is the Executive Vice President Finance & Administration and Chief Financial Officer of Tower Realty Trust, Inc., a Maryland corporation, the sole general partner of Tower Realty Operating Partnership, L.P., a Delaware limited partnership, the limited partnership described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of Tower Realty Trust, Inc., as the general partner of, and as the act and deed of Tower Realty Operating Partnership, L.P. for the uses and purposes therein mentioned.


                                                 /s/ Kristen M. Simat
                                               --------------------------------
                                                     Notary Public


STATE OF __________    )
                       )  ss:
COUNTY OF ________     )

         On the day of ________, 1999, before me personally came            to
me known to be the individual who executed the foregoing instrument, and who,
being duly sworn by me, did depose and say that s/he is the            of Fleet
National Bank, a national banking association; and that s/he had authority to sign the same; and that s/he acknowledged to me that s/he executed the same as the act and deed of said limited liability company for the uses and purposes therein mentioned.


                                               --------------------------------
                                                     Notary Public

STATE OF NEW YORK      )
                       )  ss:
COUNTY OF NEW YORK     )


         On the 1st day of March, 1999, before me personally came___________, to me known, and who, being duly sworn, did depose and say that s/he resides at__________, that s/he is the ____________ of Tower Realty Trust, Inc., a Maryland corporation, the sole general partner of Tower Realty Operating Partnership, L.P., a Delaware limited partnership, the limited partnership described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of Tower Realty Trust, Inc., as the general partner of, and as the act and deed of Tower Realty Operating Partnership, L.P. for the uses and purposes therein mentioned.



                                               --------------------------------
                                                     Notary Public


STATE OF Rhode Island  )
                       )  ss:
COUNTY OF Providence   )

         On the 24th day of February, 1999, before me personally came James B. McLaughlin to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the Vice President of Fleet National Bank, a national banking association; and that s/he had authority to sign the same; and that s/he acknowledged to me that s/he executed the same as the act and deed of said limited liability company for the uses and purposes therein mentioned.


                                                      /s/ Judith Darwell
                                               --------------------------------
                                                     Notary Public

                                   SCHEDULE A

LOT 38:
------

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of West 52nd Street opposite the center of a certain party wall standing partly on the premises and partly on the premises adjoining on the easterly side thereof, which point is distant 74 feet 4 inches westerly from the northwesterly comer of Seventh Avenue and West 52nd Street; and

RUNNING THENCE northerly parallel with the westerly side of Seventh Avenue and for part of the distance through the center of said party wall, 75 feet 5 inches;

THENCE easterly and parallel with the said northerly side of West 52nd Street, 74 feet 3-3/4 inches to the westerly side of Seventh Avenue;

THENCE northerly along the said westerly side of Seventh Avenue, 125 feet 5 inches to the corner formed by the intersection of the said westerly side of Seventh Avenue and the southerly side of West 53rd Street;

THENCE westerly along the said southerly side of West 53rd Street, 195 feet 2-3/8 inches to the intersection of the said southerly side of West 53rd Street and the easterly side of Broadway;

THENCE southerly along the said easterly side of Broadway, 126 feet 1-1/2 inches more or less, to a point in a line parallel to the northerly side of West 52nd Street, 75 feet 5 inches northerly therefrom measured on a line at right angles to the northerly side of West 52nd Street;

THENCE easterly parallel with the said northerly side of West 52nd Street, 69 feet 11 inches;

THENCE southerly at right angles to the said northerly side of West 52nd Street, 75 feet 5 inches to the said northerly side of West 52nd Street; and

THENCE easterly along the said northerly side of West 52nd Street, 37 feet 7 inches to the point or place of BEGINNING.


AIR RIGHTS LOT 29 LEASE:
-----------------------

The Air Rights Lot 29 Lease covers premises more particularly bounded and described as follows:

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York bounded and described as follows:

BEGINNING at a point formed by the intersection of the northerly side of West 52nd Street with the westerly side of Seventh Avenue; and

RUNNING THENCE westwardly along the northerly side of West 52nd Street, 74 feet 4 inches to a point opposite the center line of a 16 inch party wall;

THENCE northwardly parallel with Seventh Avenue and part of the distance through the center of said party wall, 75 feet 5 inches;

THENCE eastwardly parallel with West 52nd Street, 74 feet 4 inches to the westerly side of Seventh Avenue; and

THENCE southwardly along the westerly side of Seventh Avenue, 75 feet 5 inches to the point or place of BEGINNING.

AIR RIGHTS LOT 131 LEASE:
------------------------

The Air Rights Lot 131 Lease covers premises more particularly bounded and described as follows:

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 52nd Street with the easterly side of Broadway as now laid down;

RUNNING THENCE easterly along the northerly side of 52nd Street, 61 feet 10 inches to the center line of the westerly wall of building erected in the premises adjoining on the east of the premises hereby described;

RUNNING THENCE northerly parallel with the westerly side of Seventh Avenue and along said line of said wall and a line in prolongation thereof, 75 feet 5 inches;

RUNNING THENCE westerly parallel with the northerly side of 52nd Street, 69 feet 11 inches to the said easterly side of Broadway; and

RUNNING THENCE southerly along the easterly side of Broadway, 75 feet 11 inches to the point or place of BEGINNING.

BE said several distances and dimensions more or less.

                                   SCHEDULE B
                               EXISTING MORTGAGES


1. Mortgage made by 810 Seventh Corp. -to- Bankers Trust Company, in the amount of $20,000,000.00, dated February 21, 1969 and recorded on February 25, 1969 in Reel 132 Page 488.

          (a) Assignment of Mortgage from Bankers Trust Company -to- The New York State Teachers' Retirement System dated December 20, 1972 and recorded on December 22, 1972 in Reel 263 Page 39. Assigns mortgage 1.

2. Mortgage made by Abraham Sommer -to- K.A.T.H. Properties Corp., in the amount of $244,500.00, dated June 22, 1971 and recorded on 6/24/71 in Reel 208 Page 454.

          (a) As corrected by Mortgage Correction Agreement dated as of December 18, 1972 and recorded December 22, 1972 in Reel
                    263 Page 15.

          (b) Assignment of Mortgage from K.A.T.H. Properties Corp., -to- The New York State Teachers' Retirement System dated December 19, 1972 and recorded on December 22, 1972 in Reel 263 Page
                    33. Assigns mortgage 2.

3. Mortgage made by Abraham Sommer -to- K.A.T.H. Properties Corp., in the amount of $2,755,500.00, dated June 22, 1971 and recorded on June 24, 1971 in Reel 208 Page 462.

          (a) As corrected by Mortgage Correction Agreement dated as of December 18, 1972 and recorded December 22, 1972 in Reel 263 Page 21.

          (b) Assignment of Mortgage from K.A.T.H. Properties Corp., -to- The New York State Teachers' Retirement System dated December 19, 1972 and recorded on December 22, 1972 in Reel 263 Page
                    27. Assigns mortgage 3.

          (c) Consolation and Extension Agreement between 810 Seventh Corp. -and- New York State Teachers' Retirement System dated as of December 20, 1972 and recorded on January 4, 1973 in Reel 264 Page
                    513. Consolidates mortgage nos. 1, 2 and 3 to form a single lien in the amount of $23,000,000.00 and spreads said lien to cover the Air Rights Lease recorded in Record Liber 294 Page 49, Record Liber 294 Page 70, Record Liber 185 Page 27 and Liber 4940 Page 609.

          (d) Assignment of Mortgage from New York State Teachers' Retirement System -to- Credit Suisse First Boston Mortgage Capital LLC dated as of October 23, 1997 and recorded on April 15, 1998, in Reel 2563 Page 1085. Assigns mortgages 1 to no. 3.

4. Gap Mortgage made by 810 Partners LLC -to- Credit Suisse First Boston Mortgage Capital LLC, in the amount of $49,465,508.29, dated as of October 23, 1997 and recorded on April 15, 1998 in Reel 2563, Page 1093.

          (a) Mortgage Consolidation, Modification and Extension Agreement between Credit Suisse First Boston Mortgage Capital LLC -and- 810 Partners LLC dated as of 10/23/97 and recorded on April 15, 1998, in Reel 2563 Page 1101. Consolidates mortgages nos. 1 to 4 into one lien of $60,000,000.00.

5. Mortgage made by 810 7th Avenue, L.P. -to- Credit Suisse First Boston Mortgage Capital LLC in the amount of $40,000,000.00, dated December 31, 1997 and recorded on July 9, 1998, in Reel 2615, Page 1780.

6. Mortgage Consolidation, Modification, Extension and Security Agreement made by 810 7th Avenue, L.P. to Credit Suisse First Boston Mortgage Capital LLC, in the amount of $100,000,000.00, dated as of December 31, 1997, and recorded  on  July  9,  1998,  in  Reel  2615,  Page  1790.
          Consolidates mortgages nos. 1 to 5 into one lien of $100,000,000.00.

          (a) Assignment of Mortgage from Credit Suisse First Boston Mortgage Capital LLC to Norwest Bank Minnesota, National Association, as trustee under the Pooling and Servicing Agreement dated June 12, 1998 for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-FL1 ("Norwest"), dated as of June 12, 1998 and intended to be recorded prior hereto. Assigns mortgages 1 through 5, as consolidated by mortgage 6.

          (b) Assignment of Mortgage from Norwest to Fleet National Bank, as agent, dated as of March 1, 1999 and intended to be recorded prior hereto. Assigns mortgages 1 through 5, as consolidated by mortgage 6.

                                   Schedule 1

                          Air Rights Lease over Lot 29

That certain Lease dated March 28, 1967 by and between Moses Dyckman, as lessor and Abraham Sommer, as lessee, a memorandum of which was recorded on May 29, 1967 in the City Register's Office, New York County (the "Register's Office") in Record Liber 185, Page 27.

           WITH RESPECT THERETO:

           a. Agreement between Abraham Sommer and Moses Dyckman, dated March 28, 1967 and recorded May 29,1967 in the Register's Office in Record Liber 185, Page 144.

           b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 394.

           c. Assignment of Lease made by Croydon Office Building, Inc to Abraham Sommer, dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 583.

           d. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated September 9, 1969 and recorded September 12, 1969 in the Register's Office in Reel 150, Page 1951.

           e. Assignment of Lease made by Croydon Office Building, Inc to Abraham Sommer, dated September 10, 1969 and recorded September 16, 1969 in the Register's Office in Reel 151, Page 425.

           f. Assignment of Lease made by Beverly Sommer and Harold Kantor, as Trustees of the Trust under Article Fifth of the Will of Abraham Sommer, and Amy Sommer to 810 Seventh Avenue LLC, dated September 22, 1995 and recorded December 15, 1995 in the Register's Office in Reel 2271, Page 2237.

           g. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners, LLC, dated October 23, 1997 and recorded on April 15, 1998 in the Register's Office in Reel 2563, Page 1074.

           h. Assignment of Air Rights Lease from 810 Partners, LLC to Bhone Inc., dated December 31, 1997, and recorded July 9, 1998 in the Register's Office in Reel 2615, Page 1868.

           i. Assignment of Air Rights Lease from 810 Partners, LLC and Bhone Inc. to 810 7th Avenue, L.P., dated December 31, 1997, and recorded July 9, 1998 in the Register's Office in Reel 2615, Page 1762.

           j. Assignment of Air Rights Lease from 810 7th Avenue, L.P. to Tower Realty Operating Partnership, L.P., dated ________, 1999 and to be recorded in the Register's Office prior hereto.

                     Air Rights Lease over Lot 29 Continued

That certain Sublease dated October 19, 1955 by and between Moses Dyckman, as lessor and 800 Estates Corp., as lessee, which lease was recorded on November 2, 1955 in the City Register's Office, New York County (the "Register's Office") in Record Liber 4940, Page 609.

           WITH RESPECT THERETO:

           A. Agreement between Moses Dyckman, Abraham Sommer and 800 Estates Corp., dated March 28, 1967 and recorded May 29,1967 in the Register's Office in Record Liber 185, Page 30.

           B. Agreement between Moses Dyckman, Abraham Sommer, and 800 Estates Corp., dated March 28, 1967 and recorded May 13, 1981 in the Register's Office in Reel 566, Page 1.

           C. Amendment of Lease dated March 28, 1967 by and between 800 Estates Corp. and Abraham Sommer, which was not recorded.

           D. Assignment of Lease made by 800 Estates Corp. to Tydel Holding Corp., dated May 5, 1981 and recorded May 22, 1981 in the Register's Office in Reel 567, Page 507.

           E. Amendment to Lease made by and between Beverly Sommer and Robert S. Puder, as Trustees under Article Fifth of the
                     Last Will and Testament of Abraham Sommer, and Beverly Sommer and Robert S. Puder, as Trustees under Article Ninth of the Last Will and Testament of Abraham Sommer, and Tydel Holding Corp., dated April 17, 1986 and recorded May 28, 1986 in the Register's Office in Reel 1069, Page 817.

                          Air Rights Lease over Lot 131

That certain Lease dated April 10, 1968 by and between Chatham Associates, Inc., as landlord and Abraham Sommer, as tenant, which lease was recorded on April 11, 1968 in the City Register's Office, New York County (the "Register's Office") in Record Liber 294, Page 49.

           WITH RESPECT THERETO:

           a.        Amendment of Lease made between  Chatham  Associates,  Inc.
                     and Abraham Sommer, dated as of February 13, 1969 and recorded February 25, 1969 in the Register's Office in Reel 132, Page 171.

           b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 390.

           c. Assignment of Lease made by Croydon Office Building, Inc to Abraham Sommer, dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 587.

           d. Subordination and Non-disturbance Agreement made between Rosenthal and Rosenthal, Inc., Chatham Associates, Inc. and Abraham Sommer, dated February 26, 1969 and recorded February 28, 1969 in Reel 132, Page 1276.

           e. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated September 9, 1969 and recorded September 12, 1969 in the Register's Office in Reel 150, Page 1947.

           f. Assignment of Lease made by Croydon Office Building, Inc to Abraham Sommer, dated September 10, 1969 and recorded September 16, 1969 in the Register's Office in Reel 151, Page 421.

           g. Assignment of Lease made by Beverly Sommer and Harold Kantor, as Trustees of the Trust under Article Fifth of the Will of Abraham Sommer, and Amy Sommer to 810 Seventh Avenue LLC, dated September 22, 1995 and recorded December 15, 1995 in the Register's Office in Reel 2271, Page 2237.

                     Air Rights Lease over Lot 131 Continued

           h. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners, LLC, dated October 23, 1997 and recorded April 15, 1998 in the Register's Office in Reel 2563, Page 1074.

           i. Assignment of Air Rights Lease from 810 Partners, LLC to Bhone, Inc., dated December 31, 1997 and recorded July 9, 1998 in the Register's Office in Reel 2615, Page 1876.

           j. Assignment of Air Rights Lease from 810 Partners, LLC and Bhone Inc. to 810 7th Avenue, L.P., dated December 31, 1997 and recorded July 9, 1998 in the Register's Office in Reel 2615, Page 1771.

           k. Assignment of Air Rights Lease from 810 7th Avenue, L.P. to Tower Realty Operating Partnership, L.P., dated ________, 1999 and to be recorded in the Register's Office prior hereto.

           l. Together with lessor's interest in Agreement of Sublease of Air Rights Lot 131, made by and between Abraham Sommer, as sublandord, and Chatham Associates, Inc., as subtenant, dated April 10, 1968 as referenced in the Memorandum of Lease recorded April 11, 1968 in Liber 294, Page 70.